UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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☐	Soliciting Material Under Rule 14a-12

GCP APPLIED TECHNOLOGIES INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD VALUE R LP

STARBOARD VALUE R GP LLC

STARBOARD VALUE L LP

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

KEVIN W. BROWN

JANET P. GIESSELMAN

CLAY H. KIEFABER

MARRAN H. OGILVIE

ANDREW M. ROSS

LINDA J. WELTY

ROBERT H. YANKER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value and Opportunity Master Fund Ltd

April 2, 2020

Dear Fellow GCP Stockholders:

Starboard Value and Opportunity Master Fund Ltd (together with its affiliates, “Starboard” or “we”) and the other participants in this solicitation are the beneficial owners of an aggregate of 6,561,182 shares, or approximately 9.0% of the outstanding common stock, par value $0.01 per share (the “Common Stock”) of GCP Applied Technologies Inc., a Delaware corporation (“GCP” or the “Company”), making us one of the Company’s largest stockholders. For the reasons set forth in the attached Proxy Statement, we believe significant changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests. We have nominated a slate of eight (8) highly-qualified director candidates for election to the Board at the Company’s upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

GCP is fundamentally a great company with a strong product portfolio and end market positioning, however, we believe it remains deeply undervalued with opportunities to unlock significant value within the control of management and the Board. Despite the Company’s promising future prospects, GCP has suffered from a prolonged period of disappointing operating and financial results, poor corporate governance and troubling compensation practices. It has now been over a year since we first highlighted our serious concerns to the Company and yet not nearly enough has been done to address these issues.

Despite our efforts to engage constructively with the Company, including by reaching an agreement on the appointment of two new independent and highly-qualified director candidates last year, very little progress has been made to put GCP on a better path. It has therefore become clear to us that additional and substantial change on the Board is required to drive the much needed change at GCP and to provide renewed accountability to stockholders.

We believe that GCP needs a new plan, with improved execution and greatly enhanced Board oversight. Starboard has significant experience in these areas with a long, successful track record of driving operational, financial, strategic, and governance changes that benefit employees, customers, and stockholders. We firmly believe that with the right Board in place, GCP can be a best-in-class company in its industry and generate significant value for all stockholders. We are therefore seeking to reconstitute the Board with directors who we believe have appropriate and relevant skill sets, as well as the shared objective of enhancing value for the benefit of all GCP stockholders.

The eight (8) director candidates we have nominated - Kevin W. Brown, Peter A. Feld, Janet P. Giesselman, Clay H. Kiefaber, Marran H. Ogilvie, Andrew M. Ross, Linda J. Welty and Robert H. Yanker - have deeply relevant backgrounds to GCP’s business and current challenges, including backgrounds spanning operations, finance, private equity, mergers and acquisitions, restructuring, strategic transformation, and public company governance. As a group, they have substantial and highly successful experience in the chemical, construction, and broader industrial industries and collectively have decades of experience as CEOs, senior executives, chairmen and directors of well-performing industrial companies.

We acknowledge that Mr. Kiefaber and Ms. Ogilvie currently serve on the Board, with terms expiring at the Annual Meeting. While the Company has not yet announced its slate of nominees for the Annual Meeting, we would expect the Company to nominate Mr. Kiefaber and Ms. Ogilvie for re-election to the Board at the Annual Meeting given their strong backgrounds and expertise and understand that each of Mr. Kiefaber and Ms. Ogilvie will consent to being named and shall be deemed a participant in the Company’s proxy materials in such event. Nonetheless, we believe Mr. Kiefaber’s and Ms. Ogilvie’s continued presence on the Board is essential and in the best interest of all stockholders, and we have obtained their consent to being named in this Proxy Statement as our nominees for election at the Annual Meeting in order to ensure their re-election to the Board.

Biographies of Starboard’s nominees (in alphabetical order):

Kevin W. Brown

❖	Mr. Brown previously served as the Executive Vice President of Manufacturing & Refining at LyondellBasell Industries. Prior to that, he served as a Senior Vice President of Refining at LyondellBasell and as Executive Vice President of Operations at Sinclair Oil Corporation.
❖	Mr. Brown currently serves as a member of the Board of Managers of JP3 Measurement, as a member of the Executive Advisory Council for RLG International, and as a member of an advisory board for W.R. Grace & Company.
❖	Mr. Brown previously served as Chairman of the National Petrochemical and Refiners Association (NPRA), as Vice Chairman of the NPRA, and as a member of the Executive Committee of NPRA.

Peter A. Feld

❖	Mr. Feld is a Managing Member and Head of Research at Starboard Value LP. Prior to founding Starboard, he was a Managing Director at Ramius and a Portfolio Manager at Ramius Value and Opportunity Master Fund Ltd.
❖	Mr. Feld currently serves as a director of NortonLifeLock, AECOM, and Magellan Health.
❖	Mr. Feld previously served as a director of Marvell Technology, Brink’s, Darden Restaurants, Insperity, and Integrated Device Technology, among others.

Janet P. Giesselman

❖	Ms. Giesselman previously served as President of Dow Chemical’s Oil and Gas Division and as Business Vice President of Dow Chemical’s Latex Division. She previously served in a variety of positions at Rohm & Haas, including serving as a Regional Business Director.
❖	Ms. Giesselman currently serves as a director of Avicanna (TSX), Twin Disc, OMNOVA Solutions, Ag Growth, and McCain Foods (private).
❖	Ms. Giesselman previously served as a director of a number of private companies and joint ventures, including Retirement Living Inc., Visionary Enterprise Inc., Michigan Surgery Investment Board, Solvay Americas, Indiana Pro Health Network, LLC, Dow Reichhold Spec, Indianapolis University Research Technology, ROHMID, LLC and F&R Agro.

Andrew M. Ross

❖	Mr. Ross previously served as President of the Pigments and Additives business of Rockwood Holdings. Prior to that, Mr. Ross served in various management roles at Rockwood, including as President of Color Pigments and Services and as President of Performance Additives.
❖	Mr. Ross currently serves as a director of Ferro.
❖	Mr. Ross previously served as an advisor to Huntsman Pigments and Additives.

Linda J. Welty

❖	Ms. Welty served as COO of Flint Ink and as President of the Specialty Group at H.B. Fuller. Prior to that, she served as a Vice President of Hoechst.
❖	Ms. Welty serves on the board of Mercer International, and a number of private organizations, including Huber Engineered Materials and St. Mary’s Good Samaritan Hospital Foundation.
❖	Ms. Welty previously served on the boards of Massey Energy and Vertellus Specialties and as Chairman of the Atlanta Chapter of the National Association of Corporate Directors.

Rob H. Yanker

❖	Mr. Yanker currently serves as a Director Emeritus at McKinsey & Company, where he also spent more than 27 years advising clients in the industrial, consumer and telecommunications sectors on a full range of issues, including strategy, portfolio assessment, sales and operations transformation, restructuring and capability building.
❖	Mr. Yanker previously served as a director of Bemis, Aaron’s, and Wausau Paper.

Biographies of Starboard’s nominees Who Are Current Board Members:

Clay H. Kiefaber

❖	Mr. Kiefaber previously served as CEO and President of Colfax. Prior to Colfax, he also served as Group President of Architectural Coatings and Windows at Masco and as a Senior Manager for PricewaterhouseCoopers.
❖	Mr. Kiefaber currently serves as a director of a GCP Applied Technologies.
❖	Mr. Kiefaber previously served as a director of Colfax.
❖	Mr. Kiefaber also previously served as Special Assistant to the Secretary of Commerce in Finance & Budget.

Marran H. Ogilvie

❖	Ms. Ogilvie previously served as Chief Operating Officer and General Counsel at Ramius.
❖	Ms. Ogilvie currently serves as a director of GCP Applied Technologies, Evolution Petroleum, Ferro, and Four Corners Property Trust.
❖	Ms. Ogilvie previously served as a director of Bemis, Forest City Realty Trust, LSB Industries, Seventy Seven Energy, The Korea Fund, ZAIS Financial, and Southwest Bancorp.
❖	Ms. Ogilvie also previously served as an Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration.

We are mindful that replacing a substantial portion or a majority of an incumbent board of directors represents an extraordinary step, and we take that responsibility very seriously. In the past, we have had tremendous success in similar situations that resulted in a change in a majority of a board. Two examples of such situations, among others, are Darden Restaurants, Inc. (“Darden”) and Marvell Technology Group Ltd (“Marvell”).

At Darden, stockholders voted to replace the entire board of directors with twelve new board members nominated by Starboard. This new board, along with the new management team, subsequently implemented and oversaw a highly successful turnaround that repositioned Darden and unlocked tremendous stockholder value through a combination of accelerated organic revenue growth, improved margins and cash flow generation, and the separation of non-core assets. Since Darden’s board of directors was entirely refreshed in October 2014, its dividend adjusted share price is up over 200%, excluding the additional appreciation of Four Corners Property Trust Inc. (FCPT), the spin-off of Darden’s real estate assets.

In the case of Marvell, Starboard was instrumental in creating a majority change in the composition of the board of directors, following which the new board hired a new management team and oversaw an incredibly successful turnaround that focused on improving organic revenue growth and operating profit while reducing operating expenditures. Since the time Marvell reached a settlement with Starboard in April 2016, revenue growth, gross margins, and operating margins have all improved substantially, which has led to significant stockholder value creation. Marvell’s dividend adjusted share price has appreciated approximately 140% since Starboard’s settlement in April 2016.

In each of these situations, no more than two direct representatives of Starboard were added to the board of directors, and the vast majority of the board was comprised of independent directors who shared a common goal of driving significant value creation at each of these companies.

As with each of Darden and Marvell, we currently view GCP as having the potential to achieve tremendous improvement in financial, operational, and stock-price performance under the guidance of a newly constituted and highly-esteemed Board committed to serving the best interests of all stockholders.

If elected, our nominees, subject to their fiduciary duties, are committed to implementing a comprehensive turnaround plan aimed at unlocking the full potential of GCP. We look forward to publicly releasing a comprehensive turnaround plan over the coming weeks and months. While we have confidence that our director nominees’ plans for GCP will put the Company on the right path towards substantial stockholder value creation, there can be no assurance that the implementation of this comprehensive turnaround plan will ultimately enhance stockholder value. In the event that our director nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our director nominees, including the implementation of any turnaround plan, will be adopted or supported by the Board.

There are currently nine (9) directors serving on the Board, all of whom have terms expiring at the Annual Meeting. Through the attached Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect only our eight (8) nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement to be filed with the Securities and Exchange Commission for the names, backgrounds, qualifications and other information concerning the Company’s nominees.1

1 The Company has not yet announced its nominees for election at the Annual Meeting, including whether it will re-nominate Mr. Kiefaber and Ms. Ogilvie, or whether it will fill the vacancy created due to Gregory Poling’s retirement from the Board, effective December 31, 2019, thereby maintaining its prior Board size of ten (10) directors. Once the Company announces its nominees and the number of seats up for election at the Annual Meeting, Starboard will make any necessary updates to this cover letter and the attached Proxy Statement by filing revised definitive materials with the Securities and Exchange Commission.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating, and returning the enclosed WHITE proxy card today. The attached Proxy Statement and the enclosed WHITE proxy card are first being furnished to the stockholders on or about April 2, 2020.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating, and returning a later dated proxy or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support.

/s/ Peter A. Feld

Peter A. Feld
Starboard Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

2020 ANNUAL MEETING OF STOCKHOLDERS
OF
GCP Applied Technologies Inc.
_________________________

PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Starboard Value LP (“Starboard Value LP”), Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value L LP (“Starboard L GP”), Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), Starboard Principal Co GP LLC (“Principal GP”), Starboard Value R LP (“Starboard R LP”), Starboard Value R GP LLC (“Starboard R GP”), Jeffrey C. Smith and Peter A. Feld (collectively, “Starboard” or “we”) are significant stockholders of GCP Applied Technologies Inc., a Delaware corporation (“GCP” or the “Company”), who, together with the other participants in this solicitation, beneficially own in the aggregate approximately 9.0% of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company.

We are seeking to elect eight (8) nominees to the Company’s Board of Directors (the “Board”) because we believe that the Board must be significantly reconstituted to ensure that the interests of the stockholders, the true owners of GCP, are appropriately represented in the boardroom. We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. We are seeking your support at the Company’s 2020 Annual Meeting of Stockholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), which will be held on a date, and at a time and place, to be determined by the Company, for the following purposes2:

2 As of the date of this Proxy Statement, the Company’s proxy statement for the Annual Meeting has not yet been filed with the Securities and Exchange Commission (the “SEC”). Accordingly, the proposal numbers in this Proxy Statement may not correspond to the proposal numbers that will be used in the Company’s proxy statement and we have omitted certain information from this Proxy Statement that is not yet publicly available, including the date, time and place of the Annual Meeting, which we expect to be included in the Company’s proxy statement. Once the Company publicly discloses this information, Starboard intends to supplement this Proxy Statement to disclose such information and make any other necessary updates and file revised definitive materials with the SEC.

1.

To elect Starboard’s director nominees, Kevin W. Brown, Peter A. Feld, Janet P. Giesselman, Clay H. Kiefaber, Marran H. Ogilvie, Andrew M. Ross, Linda J. Welty and Robert H. Yanker (each a “Nominee” and, collectively, the “Nominees”) to hold office until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020;
3.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers;

4.	To vote on the amendment (the “Amendment”) to the Company’s stockholder rights plan set forth in the Rights Agreement (the “Rights Agreement” and together with the Amendment, the “Amended Rights Agreement”); and
5.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE proxy card are first being furnished to stockholders on or about April 2, 2020.

There are currently nine (9) directors serving on the Board, all of whom have terms expiring at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees.3 See the “Voting and Proxy Procedures” section of this Proxy Statement for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement to be filed with the Securities and Exchange Commission (the “SEC”) for the names, backgrounds, qualifications, and other information concerning the Company’s nominees. If all eight (8) of our Nominees are elected, they will constitute a majority of the Board.

As of the date hereof, the members of Starboard and the Nominees collectively beneficially own 6,561,182 shares of Common Stock (the “Starboard Group Shares”). We intend to vote all of the Starboard Group Shares FOR the election of the Nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, AGAINST an advisory (non-binding) proposal concerning the Company’s executive compensation program, and AGAINST the Amended Rights Agreement, as described herein.

3 As of the date of this Proxy Statement, the Company has not publicly disclosed whether it will nominate current GCP directors, Clay H. Kiefaber or Marran H. Ogilvie, for election at the Annual Meeting. If the Company announces the nomination of Mr. Kiefaber and/or Ms. Ogilvie, Starboard intends to supplement this Proxy Statement and file revised definitive materials with the SEC to clarify that Starboard’s proxy card confers voting power with respect to the election of one or more of the Company’s nominees, as applicable.

2

While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Starboard Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.

The Company has not yet publicly disclosed the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) or the number of shares of Common Stock outstanding as of the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. The mailing address of the principal executive offices of the Company is 62 Whittemore Avenue, Cambridge, Massachusetts 02140. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of February 20, 2020, there were 72,869,772 shares of Common Stock outstanding, which is the total number of shares of Common Stock outstanding as reported in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2020.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

STARBOARD URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at
www.shareholdersforGCP.com

3

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Starboard urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Starboard, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our eight (8) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

4

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation:

•	On January 23, 2019, representatives of Starboard had a telephone discussion with Gregory E. Poling, who was then serving as the Company’s Chief Executive Officer, to discuss the Company as well as provide background on Starboard as a new stockholder to GCP.
•	On February 1, 2019, Starboard privately delivered a letter (the “2019 Nomination Letter”) to the Company, in accordance with its organizational documents, nominating Kevin W. Brown, Peter A. Feld, Clay H. Kiefaber, Marran H. Ogilvie and Andrew M. Ross for election to the Board at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”).
•	On February 5, 2019, representatives of Starboard had a telephone discussion with Mr. Poling to discuss Starboard’s delivery of the 2019 Nomination Letter and its intention to keep such letter private in order to allow for constructive dialogue with the Company.
•	On February 24, 2019, at the Company’s request, the Company and Starboard entered into a Non-Disclosure Agreement in order to facilitate discussions between GCP and Starboard regarding the business, strategy and governance of the Company.
•	On February 25, 2019, representatives of Starboard had a meeting with Mr. Poling. At the meeting Mr. Poling informed Starboard that the Company intended to publicly announce a comprehensive review of strategic, financial and operational opportunities aimed at selling the Company and that the Company would publicly notify stockholders of Starboard’s ownership and 2019 Nomination Letter. At the meeting, representatives of Starboard indicated that they believed a public strategic review process may not be in the best interest of stockholders and urged the Company to continue private discussions with Starboard.
•	On February 27, 2019, the Company issued a press release including an open letter to stockholders notifying them of the Company’s decision to initiate a comprehensive review of strategic, financial and operational opportunities. The letter also disclosed Starboard’s ownership of 4.6% of GCP’s outstanding shares as of February 26, 2019 and announced the Company’s receipt of the 2019 Nomination Letter.
5

•	On March 4, 2019, representatives of Starboard had a meeting with Mr. Poling and Naren Srinivasan, GCP’s Executive Vice President, Global Head of Specialty Building Materials, to discuss a potential agreement between Starboard and the Company relating to the composition of the Board.
•	On March 11, 2019, Starboard and the Company entered into an agreement (the “2019 Agreement”), pursuant to which the Company agreed, among other things, to immediately appoint Mr. Kiefaber and Ms. Ogilvie to the Board. Pursuant to the 2019 Agreement, Starboard agreed, among other things, to withdraw the 2019 Nomination Letter and vote all shares of Common Stock beneficially owned by Starboard in favor of the Company’s director nominees and, subject to certain conditions, vote in accordance with the Board’s recommendations on all other proposals at the 2019 Annual Meeting. Starboard also agreed to certain customary standstill provisions during the term of the 2019 Agreement, which has since expired.
•	Also on March 11, 2019, the Company issued a press release announcing the 2019 Agreement with Starboard, including the appointment of Mr. Kiefaber and Ms. Ogilvie to the Board.
•	On March 15, 2019, GCP announced that it had adopted a stockholder rights plan and that it was continuing to evaluate strategic alternatives.
•

On May 13, 2019, representatives of Starboard had a meeting with Mr. Poling, Randall S. Dearth, GCP’s current President and Chief Executive Officer, but who was then serving as its President and Chief Operating Officer, and Dean P. Freeman, who was then serving as the Company’s Vice President and Chief Financial Officer, to discuss the Company’s 2019 first quarter earnings.

•	On June 6, 2019, Starboard filed a Schedule 13D with the SEC disclosing a 6.4% ownership position in GCP.
•	On June 18, 2019, the Company issued a press release and open letter to stockholders announcing the conclusion of its previously announced strategic review process and disclosing that no transaction had been entered into and that the Board had determined to pursue the Company’s standalone strategic and financial plan.
6

•	Later on June 18, 2019, representatives of Starboard had a telephone discussion with Mr. Poling to discuss the Company’s announcement of the conclusion of its review process, which did not culminate in a sale of the Company.
•	On June 25, 2019, representatives of Starboard had a telephone discussion with members of the Board to discuss the previously announced failed sale process and to provide Starboard’s views on the best path forward for the Company. On this call, Starboard urged the Company to remove Mr. Poling as CEO and to begin a CEO search process that would consider both internal and external CEO candidates to ensure the identification of the best possible CEO.
•	On July 1, 2019, the Company announced that Mr. Poling would be retiring from his position as Chief Executive Officer of the Company and would be transitioning to the newly created role of Executive Chairman of the Company, effective August 1, 2019. In addition, the Company announced that Mr. Dearth was appointed President and Chief Executive Officer and member of the Board, effective August 1, 2019, and Elizabeth Mora was named Lead Independent Director, effective August 1, 2019.
•	Later on July 1, 2019, representatives of Starboard had a call with the Board to discuss the Company’s appointments of Mr. Dearth as President and Chief Executive Officer, Mr. Poling as Executive Chairman, and Ms. Mora as Lead Independent Director. Among other discussion points, Starboard expressed its strong disagreement with the appointment of Mr. Poling as Executive Chairman.
•	Later on July 1, 2019, the Company filed an 8-K with the SEC disclosing the compensation terms for Mr. Poling in his role as Executive Chairman and Mr. Dearth in his role as President and Chief Executive Officer. Such disclosure included that Mr. Poling would continue to be paid as an executive of the Company, indicating the Company’s intention to effectively pay two CEOs.
•	On July 2, 2019, representatives of Starboard had a telephone discussion with Mr. Dearth to discuss the Company’s recent management and Board changes.
•	On August 7, 2019, representatives of Starboard had a telephone discussion with Messrs. Dearth and Freeman to discuss the Company’s 2019 second quarter earnings.
•	On August 16, 2019, representatives of Starboard had a telephone discussion with Mr. Freeman and Joseph DeCristofaro, GCP’s Vice President, Investor Relations, to further discuss the Company’s 2019 second quarter earnings.
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•	On August 20, 2019, Starboard delivered a private letter to Ms. Mora and the Board outlining its serious concerns with the Company’s path forward in light of the recent failed sale process, the continued poor operating performance at GCP and the recent management and Board changes, which Starboard believes were not made with the best interest of stockholders in mind, including with respect to the appointment of a new internally promoted CEO without consideration of external candidates and the appointment of Mr. Poling as Executive Chairman at great cost to stockholders.
•	On August 27, 2019, Starboard filed Amendment No. 1 to its Schedule 13D with the SEC disclosing a 7.7% ownership position in GCP.
•	On September 17, 2019, representatives of Starboard had a meeting with Ms. Mora, Mr. Dearth and Janice K. Henry, a member of the Board, to discuss the private letter that Starboard had delivered to the Board as well as the Company’s potential willingness to engage in discussions with Starboard regarding Board composition.
•	On October 2, 2019, GCP announced that Mr. Freeman would be resigning from the Company effective October 15, 2019, and Craig A. Merrill, the Company’s Vice President, Finance, Analytics and Strategy, had been appointed Interim Chief Financial Officer.
•	On October 15, 2019, representatives of Starboard had a telephone discussion with Ms. Mora to discuss the Board’s view on the composition of the Board and urged the Company to engage constructively with Starboard on such topic.
•	On November 6, 2019, representatives of Starboard had a telephone discussion with Mr. Merrill to discuss the Company’s 2019 third quarter earnings.
•	On December 2, 2019, representatives of Starboard had a telephone discussion with Mr. Dearth to discuss his views on GCP’s performance.
•	On December 3, 2019, GCP announced that Mr. Poling would retire as Executive Chairman and as a member of the Board effective December 31, 2019, and Ms. Mora had been appointed to the role of Chairman of the Board, effective December 31, 2019.
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•	On January 13, 2020, Starboard delivered a letter (the “2020 Nomination Letter”) to the Company, in accordance with its organizational documents, nominating Messrs. Brown, Feld, Kiefaber, Gavin T. Molinelli, Ross and Yanker and Mses. Giesselman, Ogilvie and Welty for election to the Board at the Annual Meeting. In the 2020 Nomination Letter, Starboard stated its belief that the terms of nine (9) directors currently serving on the Board expire at the Annual Meeting, but noted that the Company has not publicly announced whether it intends on filling the vacancy created due to Mr. Poling’s retirement from the Board, effective December 31, 2019, or whether it will reduce the size of the Board from ten (10) to nine (9) directors.
•	Also on January 13, 2020, Starboard issued a press release announcing its nomination of the Nominees and its delivery of a letter to the Board outlining Starboard’s concerns regarding the operating and financial performance and governance and compensation issues at the Company and the need for a reconstituted Board to help put the Company on a better path forward.
•	Later on January 13, 2020, Starboard filed Amendment No. 2 to its Schedule 13D with the SEC disclosing a 7.9% ownership position in GCP and disclosing the nomination of the Nominees.
•	Also on January 13, 2020, the Company issued a statement in response to the nominations announced by Starboard.
•	On January 14, 2020, a representative of Starboard had a meeting with Ms. Mora and Mr. Dearth during which the representative of Starboard again urged the Company to engage with Starboard regarding Board composition.

•	On February 24, 2020, Starboard delivered a letter to the Company, demanding the inspection of certain stockholder list materials and related information pursuant to Section 220 of the Delaware General Corporation Law.
•	On February 28, 2020, representatives of Starboard had a telephone discussion with Messrs. Merrill and DeCristofaro to discuss the Company’s 2019 fourth quarter earnings.
•	As of February 28, 2020, the Company has thus far refused to engage with Starboard in any meaningful way regarding Board composition.

•	On February 28, 2020, Starboard filed its preliminary proxy statement with the SEC.

•	On March 2, 2020, Starboard issued a press release and delivered a letter to GCP stockholders announcing Starboard’s filing of preliminary proxy materials for the upcoming Annual Meeting and outlining why it believes a reconstituted Board comprised of its highly qualified Nominees is required to put GCP on a better path forward.
•	On March 6, 2020, Starboard filed Amendment No. 3 to its Schedule 13D with the SEC disclosing a 9.0% ownership position in GCP.

•	On March 13, 2020, Starboard filed amendment no. 1 to its preliminary proxy statement with the SEC.
•	On March 13, 2020, the Company announced that it entered into the Amended Rights Agreement to, among other things, extend the expiration date of the Rights Agreement to the earlier of March 14, 2023 or the close of business on the first business day following the date on which the Inspector of Election for the first annual meeting of stockholders of the Company following March 13, 2020 certifies that stockholder approval of the rights plan has not been obtained.
•	On April 2, 2020, Starboard filed this definitive proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

WE BELIEVE THE TIME FOR SUBSTANTIAL CHANGE IS NOW

We believe that GCP is deeply undervalued and that significant opportunities exist within the control of management and the Board to unlock substantial value for all stockholders. Unfortunately, we do not have confidence that the Board, as currently composed, will take the necessary steps to reverse the Company’s prolonged underperformance and maximize opportunities for value creation.

We invested in the Company because we believe that GCP has a strong product portfolio with differentiated capabilities and strong end market positioning. Furthermore, our research indicates that the Company has significant opportunities to improve revenue trends, operating margins, and free cash flow generation. However, despite this untapped potential, GCP has suffered from a prolonged period of disappointing operating and financial results, poor corporate governance and excessive executive compensation.

It has now been over a year since we first highlighted our serious concerns to the Board. Unfortunately, despite our prior and continued efforts to engage constructively with the Company, very little progress has been made to put GCP on a better path. Although we were pleased to reach an agreement on the appointment of two new independent and highly-qualified director candidates last year - Mr. Kiefaber and Ms. Ogilvie - who we continue to believe add tremendous value to the Board, it has become clear to us that additional and more substantial change on the Board is required to address the very serious issues plaguing the Company and to ensure that the interests of stockholders are appropriately represented in the boardroom.

We are therefore soliciting your support at the Annual Meeting to elect our highly-qualified Nominees, who we believe would bring significant and relevant experience to the Board along with a commitment to develop and implement a strategic plan to realize GCP’s potential. Our Nominees were carefully selected and possess skill sets in areas directly relevant to GCP’s business and its current challenges and opportunities.

The Board Has Overseen Tremendous Value Destruction Since GCP’s Spin-Off from W.R. Grace Given its Significant Underperformance Relative to Peers and the Market

Since the Company’s spin-off from W.R. Grace & Co. on February 3, 2016, GCP has drastically underperformed the overall market and its main competitors.

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Although GCP’s stock price is slightly up on an absolute basis since its spin-off from W.R. Grace, GCP has drastically underperformed its Proxy Peers, Direct Peers and the overall S&P 500. As displayed in the chart above, since its spin-off in February 2016, GCP’s TSR has increased 17% versus the S&P 500’s, its Proxy Peers’ and its Direct Peers’ TSRs increasing by 77%, 76% and 101%, respectively. In addition, GCP has underperformed the S&P 500 by 60%, its Proxy Peers by 58% and its Direct Peers by 84%.

We believe a reconstituted Board is required to provide effective oversight of management, instill accountability in the boardroom and ensure actions are taken to reverse this troubling history of underperformance.

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We Believe Operational Missteps Have Led to Significant Margin Degradation at GCP

GCP has produced extremely poor results over a prolonged period of time. As shown in the following chart, GCP’s adjusted EBIT margins have declined significantly since 2015, driven by weaknesses across both of the Company’s operating segments. This compares to a healthy backdrop for the broader industry. In fact, most peers over this timeframe have fared significantly better than GCP resulting in the margin gap widening to its highest level since GCP became an independent public company in 2016.

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These poor results occurred despite management’s consistent promises to the contrary.

We believe these margin issues are driven in part by a bloated SG&A cost structure and unfortunately, minimal progress has been made to address these inefficiencies. Despite historical actions and slightly higher total revenue, SG&A as a percentage of revenue continues to be substantially higher than management’s target and significantly higher than peers.

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We believe the elevated SG&A expense is the result of significant execution issues across both of GCP’s operating segments - the Specialty Construction Chemicals (“SCC”) segment and the Specialty Building Materials (“SBM”) segment. As shown below, the Company has failed to gain SG&A leverage despite years of supposed progress and numerous restructuring programs. Specifically, the SCC segment was burdened with excess SG&A due to GCP’s historical expansion into unprofitable geographies, a strategy which is now being reversed. Within the SBM segment, we believe that the business was not given the proper oversight and investment, which is now manifesting itself in terms of product gaps and increased market competitiveness. In addition, the Company was late to react to changes in the marketplace and readjust its cost structure to adapt to current market conditions.

Despite this prolonged operating underperformance, the Board does not appear to have taken sufficient action to improve operations or hold management accountable.

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We Believe the Board Has Demonstrated an Inability to Properly Oversee the Company

GCP has shown an extraordinary inability to forecast results having now missed either Wall Street consensus revenue or EPS, or both, for fifteen of sixteen quarters since going public in 2016, including the most recent reported results. This was punctuated by a significant reduction in financial guidance causing the stock to decline to multi-year lows. While we appreciate that these businesses are subject to certain end market factors that impact results quarter to quarter, GCP has historically been unable to forecast results with any reasonable accuracy. Again, this is against a backdrop of favorable end market dynamics over the past several years.

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These persistent misses, in our view, reflect a poorly executed business plan by management, poor communication of expectations to investors and ultimately, a lack of appropriate Board oversight in allowing this underperformance to continue.

We are Concerned with the Board’s Ability to Properly Oversee and Manage Cost Initiatives

We struggle to understand how GCP claims to have taken significant costs out of the business yet adjusted EBIT continues to decline despite revenue continuing to increase through 2018. Despite a similar revenue base, adjusted EBIT in 2019 was almost 30% less than it was in 2016.

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We Believe the Board Has a History of Troubling Executive Compensation Practices

The Company’s poor pay practices started with the separation from W. R. Grace. At that time, the outstanding W. R. Grace stock options and restricted stock units held by named executive officers were converted to Company stock options and restricted stock units; and the named executive officers also received a regular grant of Company stock options, restricted stock units, and performance-based units. These officers also participated in the distribution of Company stock in respect to their W. R. Grace shares, the same as other W. R. Grace stockholders. That all seems expected and quite sufficient.

However, in addition to the regular grant and the conversion of the W.R. Grace stock options, the Company also granted the named executive officers a “Leadership” award equal in value to the regular, annual award (i.e., as if to “double down”). The purpose for this award was to strengthen the officers’ alignment with stockholders and to continue to motivate and retain the officers during the public launch. Given all the shares received at separation, on conversion of the W.R. Grace compensation equity, and in the Company’s regular annual grant, we believe this Leadership grant was excessive. And not only was the award unneeded and excessive, it was primarily a time-based restricted stock award (i.e., 67% of the value) that had executive-friendly vesting provisions for certain of the officers. The heavy use of time-based restricted stock for the CEO was particularly problematic, given the CEO had a combined retirement plan and SERP benefit of over $8 million. The Leadership award was piling on, which the Company hoped to obscure with the claimed need to align with stockholders following the separation transaction with W.R. Grace.

We believe the Company’s declining financial and stock price performance, particularly in 2018 and 2019, is the background for other questionable executive compensation errors. In 2018, the Company increased the value of equity awards to the named executive officers by a weighted average of 16%. Also, in 2018, the Company paid an annual incentive plan amount based on the achievement of only an annual revenue goal, even though the company failed to pay any incentive plan amount in respect to either its adjusted EBIT or adjusted free cash flow goals. The payment of an incentive based solely on account of revenue when profitability and free cash flow were below expectations is the wrong priority for the Company. Finally, the Board’s compensation committee retained an advisor that was paid more than $450,000 by management in 2018 for risk management and brokerage services.

More recently, the Board has made other questionable compensation decisions. Although we were pleased to see Gregory Poling step down as CEO of the Company, we were shocked to learn that he would be taking on the newly created role of Executive Chairman given the Company’s dismal performance under his leadership. Further, the need for him in that role seems unlikely as the new CEO, Randall Dearth, had previously been the CEO of a public company, and Messrs. Dearth and Poling had overlapped at the Company for almost one year, with Mr. Dearth having served as GCP’s President and Chief Operating Officer since September 2018. Accordingly, there had been plenty of time to transition Mr. Poling’s work to an experienced CEO, particularly one already familiar with GCP’s business and the inner workings of the Company. Notwithstanding the foregoing, the Board appointed him as Executive Chairman, where he continued to receive the benefits as an executive officer of the Company, including continuing to receive executive compensation, equity awards and other benefits to which he was previously entitled, such as his participation in the Company’s Severance Plan for Leadership Team Officers and his existing Change in Control Severance Agreement.  By appointing Mr. Poling to this newly created role, the Board effectively committed to paying for two chief executives.

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We find it incomprehensible that the dismal operating and financial performance that occurred under Mr. Poling’s leadership – in addition to initiating and shepherding the Company through a failed sale process – would warrant a decision by the Board to appoint him as Executive Chairman. We believe such a decision demonstrates the Board’s inability to act with the best interests of stockholders as the primary objective.  Indeed, by appointing him as Executive Chairman, Mr. Poling continued to receive executive compensation from the Company, in addition to maintaining his change of control severance package were GCP to eventually be sold.  Although Mr. Poling retired from the role of Executive Chairman after only five months and as a member of the Board, we believe his departure would not have occurred without severe backlash from stockholders.

We Continue to Have Concerns with the Company’s Corporate Governance Practices

Despite the recent declassification of the Board, we continue to have concerns with various aspects of the Company’s governance structure. Specifically, stockholders are prohibited from taking action by written consent, are barred from calling special meetings and cannot fill vacancies on the Board, which we believe severely limits the ability of stockholders to seek to effect change at GCP. Moreover, these stockholder-unfriendly governance provisions are set forth in the Company’s Certificate of Incorporation, thereby requiring Board approval in order to amend such provisions.

Interestingly, the Board has touted its commitment to best-in-class governance practices yet has apparently failed to recognize two of the most important stockholder rights – the ability to act by written consent and the ability to call a special meeting – both of which are widely considered best-in-class corporate governance practices.

The Current Board Has Been Largely Unreceptive to Stockholders’ Input

For more than a year we have tried to meaningfully engage with the Company and voice our concerns. Unfortunately, despite our prior and continued efforts to engage constructively with the Company, the Company has seemingly been resistant to our efforts and dismissive of our views. We believe this lack of engagement with us, one of the Company’s largest stockholders, is both troubling and demonstrates that the current leadership does not appropriately value stockholder feedback.

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 We Believe That Additional Stockholder Representation on the Board Is Necessary

We believe the Board’s collective lack of a substantial vested interest in shares of GCP may compromise the Board’s ability to properly evaluate and address the opportunities to enhance stockholder value at the Company with the best interests of stockholders in mind. According to public filings, the entire Board collectively owns less than 1% of the Company’s outstanding shares of Common Stock. Accordingly, there is no significant stockholder representation on the Board.  We believe the stockholders, as the true owners of the Company, need to have a strong voice at the Board level.  Such a voice promotes greater accountability and creates an environment that forces other directors to consider new and innovative ways to positively impact stockholder value.

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Conversely, our Nominees collectively beneficially own approximately 9.0% of the Company’s outstanding shares of Common Stock.  It seems apparent to us that with so little “skin in the game” and not enough confidence in the Company to engage in meaningful stock purchases, the Board does not have the same commitment to stockholder value as we do.  We believe a culture focused on long-term value creation and stockholder accountability requires placing stockholder representatives on the Board who have a significant financial commitment to the Company along with relevant experience.  This requirement ensures the proper alignment of interests between the Board and stockholders.

We Believe There is a Better Path Forward for GCP

While GCP has experienced significant challenges, we believe its poor financial and stock price performance has created a unique opportunity to invest in a market leader and embark on a multi-year operational turnaround that can deliver outstanding returns to stockholders. We do not believe that the Company’s management team or Board have followed through on their past commitments to grow revenue and cut costs, and we believe it is time for substantial change in order to chart a new course for GCP.

Despite its recent problems, GCP is fundamentally a great company with promising future prospects. We believe the SCC business should be a market leader and with the appropriate focus and execution, we believe SCC can drive meaningful profitability improvements while continuing to drive improved revenue trends. Similarly, in the Company’s SBM segment, GCP is also a market leader and frequently designed into some of the largest and most visible construction projects globally. Our diligence has indicated that there is significant untapped potential in this business through further product line expansion and development.

We believe that GCP needs a new plan, with improved execution and greatly enhanced board oversight. Starboard has significant experience in these areas with a long, successful track record of driving operational, financial, strategic, and governance changes that benefit employees, customers, and stockholders. We firmly believe that with the right Board in place, GCP can be a best-in-class company in its industry and generate significant value for all stockholders.

We are confident that you will find the slate of professionals we are nominating to be incredibly well-qualified to serve as directors of GCP. As you can see from our Nominees’ detailed biographies in the following pages, this group of extremely impressive director candidates has backgrounds spanning operations, finance, private equity, mergers and acquisitions, restructuring, strategic transformation, and public company governance as well as substantial experience in the chemical, construction, and broader industrial industries. Collectively, they have decades of experience as CEOs, senior executives, chairmen and directors of well-performing industrial companies.

If elected, our Nominees, subject to their fiduciary duties, are committed to implementing a comprehensive turnaround plan aimed at unlocking the full potential of GCP. We look forward to publicly releasing a comprehensive turnaround plan over the coming weeks and months. While we have confidence that our director nominees’ plans for GCP will put the Company on the right path towards substantial stockholder value creation, there can be no assurance that the implementation of this comprehensive turnaround plan will ultimately enhance stockholder value. In the event that our director nominees comprise less than a majority of the Board following the Annual Meeting, there can be no assurance that any actions or changes proposed by our director nominees, including the implementation of any turnaround plan, will be adopted or supported by the Board.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of nine (9) directors, each with terms expiring at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our eight (8) Nominees, Kevin W. Brown, Peter A. Feld, Janet P. Giesselman, Clay H. Kiefaber, Marran H. Ogilvie, Andrew M. Ross, Linda J. Welty and Robert H. Yanker, who, if elected at the Annual Meeting would constitute a majority of the Board. Your vote to elect our nominees will have the legal effect of replacing six (6) incumbent directors of the Company since Mr. Kiefaber and Ms. Ogilvie currently serve on the Board. If at least five (5) of our nominees are elected, they will constitute a majority of the Board.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States.

Kevin W. Brown, age 62, is currently on the Board of Managers at JP3 Measurement, LLC, a gas identification and liquid analysis and sampling company, since November 2017. Previously, Mr. Brown served as Executive Vice President, Manufacturing & Refining and as a member of the Management Board of LyondellBasell Industries N.V. (NYSE:LYB) (“LyondellBasell”), a chemical company, from January 2015 until February 2017. Prior to that, he served as Senior Vice President, Refining for LyondellBasell from October 2009 through January 2015. Mr. Brown spent 22 years at Sinclair Oil Corporation (“Sinclair”), an American petroleum corporation, in various roles, including having served as the Executive and Senior Vice President of Operations, from 1994 to 2009, where he also served as a director from 2006 to 2009. From 1987 to 1994, Mr. Brown served as the Technical Manager, Operations Manager and Refinery Manager at Tulsa Oklahoma Refinery, a refinery. Additionally, Mr. Brown held a variety of positions at Texaco USA (n/k/a Texaco, Inc.), from 1981 to 1987. Additionally, Mr. Brown serves as a member of the Executive Advisory Council for RLG International, an international management-consulting firm, since April 2017 and has also served on an advisory board for W.R. Grace & Company (NYSE: GRA), a chemical conglomerate, since June 2017. Mr. Brown had previously served as Chairman of the National Petrochemical and Refiners Association (NPRA) (2008-2009), Vice Chairman of the NPRA (2008) and Member of the Executive Committee of NPRA and AFPM (NPRA renamed)(2005-2017). Mr. Brown also serves as Chairman of the Dean’s Advisory Council for College of Engineering and on the Campaign Arkansas Steering Committee at the University of Arkansas. Mr. Brown received his BSChE degree from the University of Arkansas.

Starboard believes that Mr. Brown’s extensive industry experience coupled with his operational expertise would make him a valuable addition to the Board.

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Peter A. Feld, age 40, is a Managing Member and Head of Research of Starboard Value LP, a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies, a position he has held since April 2011. From November 2008 to April 2011, Mr. Feld served as a Managing Director of Ramius LLC and a Portfolio Manager of Ramius Value and Opportunity Master Fund Ltd. From February 2007 to November 2008, he served as a director at Ramius LLC. Mr. Feld currently serves as a member of the Board of Directors of each of AECOM (NYSE:ACM), a multinational infrastructure firm, since November 2019, Magellan Health, Inc. (NASDAQ: MGLN), a healthcare company, since March 2019 and NortonLifeLock Inc. (NASDAQ: NLOK) (f/k/a Symantec Corporation), a cybersecurity software and services company, since September 2018. He previously served as a member of the Board of Directors of each of Marvell Technology Group Ltd. (NASDAQ: MRVL), a leader in storage, networking and connectivity semiconductor solutions, from May 2016 to June 2018, The Brink’s Company (NYSE: BCO), a global leader in security-related services, from January 2016 to November 2017, Insperity, Inc. (NYSE: NSP), an industry-leading HR services provider, from March 2015 to June 2017, Darden Restaurants, Inc. (NYSE: DRI), a full-service restaurant company, from October 2014 to September 2015, Tessera Technologies, Inc. (formerly NASDAQ: TSRA) (n/k/a Xperi Corporation), a leading product and technology licensing company, from June 2013 to April 2014 and Integrated Device Technology, Inc. (NASDAQ: IDTI), a company that designs, develops, manufactures and markets a range of semiconductor solutions for the advanced communications, computing and consumer industries, from June 2012 to February 2014. Mr. Feld received a BA in Economics from Tufts University.

Starboard believes Mr. Feld’s extensive knowledge of the capital markets, corporate finance, and public company governance practices as a result of his investment experience, together with his significant public company board experience, would make him a valuable asset to the Board.

Janet P. Giesselman, age 65, most recently served as an independent consultant with NH Enterprise, focusing on strategic planning and execution for companies with international growth objectives, from 2010 to May 2017. Prior to that, Ms. Giesselman held a number of senior leadership positions for The Dow Chemical Company (formerly NYSE: DOW), a global manufacturer of agriculture, energy, specialty and commodity chemicals, from 2001 to 2010, including Business Vice President of Dow Latex from 2006 to 2007 and President and General Manager of Dow Oil & Gas, from 2007 to 2010. From 1981 to 2001, Ms. Giesselman worked in a variety of sales, marketing and strategic planning roles at Rohm & Haas Company (formerly NYSE: ROH), a specialty and performance materials company, including Regional Business Director, Agricultural Division, from 1998 to 2001. Currently, Ms. Giesselman serves on the board of directors of each of OMNOVA Solutions Inc. (NYSE: OMN), a global provider of emulsion polymers, specialty chemicals and decorative & functional surfaces, since March 2015, Twin Disc, Inc. (NASDAQ: TWIN), a global provider of power transmissions for marine, oil & gas and industrial uses, since June 2015, Ag Growth International, Inc. (TSX: AFN), a leading manufacturer of grain handling, storage and conditioning equipment, since 2013, Avicanna Inc. (TSX: AVCN), a leader in innovative biopharmaceutical advances using cannabinoids, since June 2019 and McCain Foods, a privately held leading manufacturer of frozen french fries and potato specialties, since 2014. Previously, Ms. Giesselman served on the board of directors of a number of privately held companies and joint ventures, including Retirement Living Inc., Visionary Enterprise Inc., Michigan Surgery Investment Board, Solvay Americas, Indiana Pro Health Network, LLC, Dow Reichhold Spec, Indianapolis University Research Technology, ROHMID, LLC and F&R Agro. Ms. Giesselman received her B.S. in Biology from Pennsylvania State University and her M.S. in Plant Pathology from the University of Florida.

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Starboard believes that Ms. Giesselman’s significant leadership experience as a senior executive in the specialty chemicals industry and her expertise in growth strategies and innovation, as well as her service on a number of public company boards would make her a valuable addition to the Board.

Clay H. Kiefaber, age 64, currently serves on the Board of GCP (NYSE: GCP), a leading global provider of construction products technologies, since March 2019. Previously, Mr. Kiefaber served as Special Assistant to the Secretary of Commerce: Finance and Budget from January 2017 until May 2017. Prior to that, he served as Interim CEO and on the Board of Directors for Premier Fixtures, a manufacturer that provides retail fixture solutions, from June 2016 to September 2016. Mr. Kiefaber served as President and CEO of Colfax Corporation (NYSE: CFX), a leading global manufacturer of gas and fluid-handling and fabrication technology (“Colfax”), from January 2010 to April 2012 and CEO of ESAB at Colfax, one of the world’s largest manufacturers of welding consumables, welding and cutting equipment and associated automation, from January 2012 to December 2016, following Colfax’s transformational acquisition of Charter International plc. Mr. Kiefaber also served on the Board of Directors of Colfax from May 2008 until August 2015. Prior to that, Mr. Kiefaber worked at Masco Corporation (NYSE: MAS), a manufacturer of products for home improvement and construction, in a variety of senior executive roles from 1989 until 2007, including Group President of architectural coatings and windows group from December 2005 to 2007. He also worked as a Senior Manager for Price Waterhouse (n/k/a PricewaterhouseCoopers), a multinational professional services network, from 1987 until 1989. Before that, Mr. Kiefaber worked as both a Corporate Manager and Materials Manager for Harris Corporation (NYSE: HRS), a technology company & defense contractor, from 1985 until 1987. Previously, Mr. Kiefaber had worked in sales at Digital Equipment Corporation, a leading vendor of computer systems, from 1981 to 1983, and then at Hewlett-Packard (NYSE: HPQ) (n/k/a HP Inc.), a multinational information technology company, from 1983 until 1985. Mr. Kiefaber received his Bachelor’s degree from Miami of Ohio and his MBA from the University of Colorado – Boulder.

Starboard believes that Mr. Kiefaber’s substantive experience from serving in a variety of senior executive positions as well as his industry specific knowledge makes him a valuable asset to the Board.

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Marran H. Ogilvie, age 51, currently serves on the Board of Directors of each of GCP (NYSE: GCP), a leading global provider of construction products technologies, since March 2019, Evolution Petroleum Corporation (NYSE:EPM), a developer and producer of oil and gas reserves, since December 2017, Ferro Corporation (NYSE:FOE), a supplier of functional coatings and color solutions, since October 2017 and Four Corners Property Trust, Inc. (NYSE:FCPT), a real estate investment trust that invests in restaurant properties in the U.S., since November 2015. Previously, Ms. Ogilvie served as an Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration (the “Creditors Committee”) from June 2010 until July 2018, which assisted the Administrators in finding solutions to the significant issues affecting the estate.  She also previously served as a Representative of a Member of the Creditors Committee from January 2008 until June 2010. Ms. Ogilvie has also served on the Board of Directors of Bemis Company, Inc. (formerly NYSE: BMS), a global manufacturer of flexible packaging products and pressure sensitive materials, from March 2018 until it was acquired in June 2019, Forest City Realty Trust, Inc. (formerly NYSE: FCEA), a real estate investment trust that was later acquired, from April 2018 to December 2018, LSB Industries, Inc. (NYSE:LXU), a chemical manufacturing company, from April 2015 to April 2018, Seventy Seven Energy Inc. (formerly NYSE:SSE), an oil field services company that was later acquired, from July 2014 to July 2016, The Korea Fund, Inc. (NYSE:KF), an investment company that invests in Korean public equities, from November 2012 to December 2017, ZAIS Financial Corp. (formerly NYSE:ZFC)(n/k/a Sutherland Asset Management Corp.), a real estate investment trust, from February 2013 to October 2016, and Southwest Bancorp, Inc. (formerly NASDAQ:OKSB), a regional commercial bank that was later acquired (“Southwest”), from January 2012 to April 2015. She also previously served as Southwest’s Advisor from September 2011 to January 2012. Prior to that, Ms. Ogilvie was a member of Ramius, LLC, an investment management firm, where she served in various capacities from 1994 to 2009 before the firm’s merger with Cowen Group, Inc. (“Cowen Group”), including as Chief Operating Officer from 2007 to 2009 and General Counsel and Chief Compliance Officer from 1997 to 2007. Following the merger in 2009, Ms. Ogilvie became Chief of Staff at Cowen Group until 2010. Ms. Ogilvie received a Bachelor’s degree from the University of Oklahoma and a Juris Doctorate from St. John’s University School of Law.

Starboard believes that Ms. Ogilvie’s substantial business experience and financial background coupled with her extensive experience serving as a director of public companies make her a valuable addition to the Board.

Andrew M. Ross, age 58, has served on the Board of Directors of Ferro Corporation (NYSE:FOE), a producer of technology-based performance materials for manufacturers, since October 2016, where he serves as a member of its Audit and Governance & Nomination Committees. Previously, Mr. Ross was the Chief Executive Officer of Rolland-Fox Holdings, LLC, a producer of sustainable paper products, from January 2016 to March 2016. Prior to that, Mr. Ross served as an advisor to Huntsman Pigments and Additives (“Huntsman Pigments”)(f/k/a Rockwood Pigments), a primary manufacturer and processor of powder, liquid and granulated forms of color pigments including iron oxides, mixed-metal colors, transparent iron oxides, high heat-stable pigments, natural colors and corrosion inhibiting pigments, from October 2014 to December 2014. Mr. Ross is the former President of the Pigments and Additives business at Rockwood Holdings, Inc. (“Rockwood”)(formerly NYSE:ROC), a performance additives and titanium dioxide business, from January 2013 until its acquisition by Huntsman Pigments in October 2014. Mr. Ross joined Rockwood in 1990, and during his tenure he served in various management roles, including President of Color Pigments and Services from 2007 to 2010 and President of Performance Additives from 2010 to 2013. While at Rockwood, he led a number of initiatives that significantly increased sales and profitability of its color pigments business, including several multi-national acquisitions, acquisition integrations, and operational efficiency optimization projects. Prior to Rockwood, Mr. Ross worked in corporate finance at Smith Barney & Co. (n/k/a Morgan Stanley Wealth Management), a multinational financial services corporation from 1985 to 1987. Currently, he also serves as a director of Bartek Ingredients, Inc., a specialty chemical manufacturer serving food & beverage and industrial end markets, since November 2018. He also served as a director for Viance, LLC, a provider of an extensive range of advanced wood treatment technologies and services to the global wood preservation industry, from August 2010 until February 2014. Mr. Ross received his B.A. from Tufts University and his MBA from the Kellogg School of Management at Northwestern University. He also studied at the Institut d’Etudes Politiques in Paris.

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Starboard believes that Mr. Ross’ extensive senior leadership roles at family-owned, private equity sponsored and publicly-owned companies coupled with his operational expertise would make him a well-qualified addition to the Board.

Linda J. Welty, age 64, currently serves as the President and Chief Executive Officer of Welty Strategic Consulting, LLC, an advisory firm focused on the development and execution of value creation strategies, since 2005. Previously, Ms. Welty was the President and Chief Operating Officer of Flint Ink Corp., the world’s second largest manufacturer of printing ink for publication and packaging, from 2003 to 2005. Prior to that, Ms. Welty was the President of the Specialty Group and member of the Executive Committee of H.B. Fuller Company (NYSE: FUL), a global manufacturer of adhesives, sealants and coatings, from 1998 to 2003. From 1977 to 1998, Ms. Welty served in a variety of global leadership roles for Hoechst AG, a global chemical provider, and its former U.S. subsidiary, Celanese (NYSE: CE). Currently, Ms. Welty serves on the board of directors at Mercer International, Inc. (NASDAQ: MERC), a global provider of sustainably-sourced forest products, bio-based renewable energy and chemicals, since June 2018. Previously, Ms. Welty served on the board of directors of Massey Energy (formerly NYSE: MEE), a mining company and coal extractor, from 2010 until its sale to Alpha Natural Resources in 2011. She also serves on the board of directors of Huber Engineered Materials, a portfolio company of privately-held J.M. Huber Corporation, a global manufacturer of engineered specialty ingredients. Previously, Ms. Welty served on the board of directors of Vertellus Specialties, Inc., a global manufacturer of specialty ingredients owned by private equity firm, Wind Point Partners, from 2007 to October 2016. In addition, she also served as Chairman of the Atlanta Chapter of the National Association of Corporate Directors from 2018 to 2019, as Vice-Chairman from 2015 to 2017, and Director from 2012 to 2019 whose mission is to advance excellence in corporate governance through world-class programs and leading boardroom practices and as a founding director of St. Mary’s Good Samaritan Hospital Foundation, which successfully raised philanthropic capital to construct an award-winning, state of the art hospital in rural Georgia. Ms. Welty holds a Bachelor of Science in Chemical Engineering from the University of Kansas.

Starboard believes that Ms. Welty’s extensive global industrial experience, including her C-suite executive leadership roles in the chemical, natural resource and energy industries will allow Ms. Welty to provide strategic, financial and corporate governance insight making her a valuable addition to the Board.

Robert H. Yanker, age 61, has served as Director Emeritus at McKinsey & Company (“McKinsey”), a worldwide management consulting firm, since September 2013. Mr. Yanker served at McKinsey for 27 years, from 1986 to 2013, where he worked with a variety of clients in the industrial, consumer and telecommunications sectors on a full range of issues from strategy, portfolio assessment, sales and operations transformation, restructuring and capability building. He previously served as a director of Bemis Company, Inc. (formerly NYSE: BMS), a global manufacturer of flexible packaging products and pressure sensitive materials, from March 2018 until it was acquired in June 2019, Aaron’s Inc. (NYSE:AAN), a leading omnichannel provider of lease-purchase solutions, from May 2016 until May 2019, and Wausau Paper Corp. (formerly NYSE:WPP), a manufacturer of away-from-home towel and tissue products, from July 2015 until January 2016 when the company was acquired by a subsidiary of SCA Americas, Inc. Mr. Yanker received both his B.A. and his M.B.A. from Harvard University.

Starboard believes that Mr. Yanker’s significant managerial and operational expertise gained from his extensive experience advising and consulting for senior management teams, together with his public board experience, well qualifies him to serve as a director of the Company.

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We acknowledge that Mr. Kiefaber and Ms. Ogilvie currently serve on the Board, with a term expiring at the Annual Meeting. We therefore expect that the Company will nominate Mr. Kiefaber and Ms. Ogilvie for re-election to the Board at the Annual Meeting and understand that each of Mr. Kiefaber and Ms. Ogilvie will consent to being named and shall be deemed a participant in the Company’s proxy statement in such event. Nonetheless, we believe each of Mr. Kiefaber’s and Ms. Ogilvie’s continued presence on the Board is essential and in the best interest of all stockholders and we are nominating them in order to ensure their re-election to the Board.

Mr. Brown’s principal business address is 5106 Tangle Lane, Houston, Texas 77056. Mr. Feld’s principal business address is c/o Starboard Value LP, 777 Third Avenue, 18th Floor, New York, New York 10017. Ms. Giesselman’s principal business address is 9580 NW Highway 225a, Ocala, FL 34482. Mr. Kiefaber’s principal business address is 672 Monarch Crest Trail, Durango, Colorado 81301. Ms. Ogilvie’s principal business address is c/o Corporate Secretary, GCP Applied Technologies Inc., 62 Whittemore Avenue, Cambridge, Massachusetts 02140. Mr. Ross’ principal business address is 720 Dorset Street, Charlotte, Vermont 05445. Ms. Welty’s principal business address is 1061 Hawthorne Heights, Greensboro, Georgia 30642. Mr. Yanker’s principal business address is 3505 Riverly Road, Atlanta, Georgia 30327.

As of the date hereof, Mr. Brown directly beneficially owns 2,815 shares of Common Stock. Mr. Brown purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Mr. Brown, please see Schedule I.

As of the date hereof, Ms. Giesselman directly beneficially owns 730 shares of Common Stock. Ms. Giesselman purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Ms. Giesselman, please see Schedule I.

As of the date hereof, Mr. Ross directly beneficially owns 5,450 shares of Common Stock. Mr. Ross purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Mr. Ross, please see Schedule I.

As of the date hereof, Ms. Welty directly beneficially owns 697 shares of Common Stock. Ms. Welty purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Ms. Welty, please see Schedule I.

As of the date hereof, Mr. Yanker directly beneficially owns 1,000 shares of Common Stock. Mr. Yanker purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Mr. Yanker, please see Schedule I.

Under the Company’s non-employee director compensation program, as directors of the Company, Mr. Kiefaber and Ms. Ogilvie are entitled to receive an annual retainer consisting of a cash retainer paid quarterly and an annual award in shares of Common Stock.

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As of the date hereof, Mr. Kiefaber beneficially owns 5,133 shares of Common Stock, 750 of which are held in The Clay Huston Kiefaber Trust, of which Mr. Kiefaber is the sole trustee. Mr. Kiefaber purchased these 750 shares of Common Stock with personal funds in the open market. Mr. Kiefaber directly beneficially owns the remaining 4,383 shares of Common Stock, which were issued to Mr. Kiefaber by the Company in connection with his service as a director of the Company pursuant to the Company’s non-employee director compensation program in partial payment of the 2018 and 2019 retainers. For information regarding transactions in securities of the Company during the past two years by Mr. Kiefaber, please see Schedule I.

As of the date hereof, Ms. Ogilvie directly beneficially owns 5,357 shares of Common Stock, 974 of which were purchased with personal funds in the open market. The remaining 4,383 shares of Common Stock directly beneficially owned by Ms. Ogilvie were issued to her by the Company in connection with her service as a director of the Company pursuant to the Company’s non-employee director compensation program in partial payment of the 2018 and 2019 retainers. For information regarding transactions in securities of the Company during the past two years by Ms. Ogilvie, please see Schedule I.

As of the date hereof, Mr. Feld does not directly own any securities of the Company. Mr. Feld as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to beneficially own the 6,540,000 shares of Common Stock beneficially owned in the aggregate by Starboard as further explained elsewhere in this Proxy Statement. For information regarding transactions in securities of the Company during the past two years by Starboard, please see Schedule I.

Mr. Kiefaber and Ms. Ogilvie are currently directors of the Company and are therefore subject to the various guidelines and policies applicable to members of the Board, including, among others, the Company’s corporate governance principles, which includes a related person transaction policy and an anti-hedging policy, a business ethics policy, and a conflicts of interest policy.

Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard L GP, Starboard R LP, Starboard R GP, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, Mr. Smith, and the Nominees (collectively, the “Group”) entered into an Amended and Restated Joint Filing and Solicitation Agreement in which, among other things, (i) the Group agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Starboard V&O Fund, to the Board at the Annual Meeting, (ii) the Group agreed to take all other action the Group deems necessary or advisable to achieve the foregoing, and (iii) Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, and Starboard Value LP through the Starboard Value LP Account agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Each of the Nominees, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the shares of Common Stock owned in the aggregate by the other members of the Group. Each of the Nominees specifically disclaims beneficially ownership of the shares of Common Stock owned by the other members of the Group. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

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Starboard V&O Fund has signed separate letter agreements with each of the Nominees (other than Messrs. Feld and Kiefaber and Ms. Ogilvie) pursuant to which it and its affiliates have agreed to indemnify such Nominees against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected.

Starboard V&O Fund has signed compensation letter agreements (the “Compensation Letter Agreements”) with each of the Nominees (other than Messrs. Feld and Kiefaber and Ms. Ogilvie), pursuant to which it has agreed to pay each of such Nominees: (i) $25,000 in cash as a result of the submission by Starboard V&O Fund of its nomination of each of such Nominees to the Company and (ii) $25,000 in cash upon the filing by Starboard V&O Fund of a definitive proxy statement with the SEC relating to the solicitation of proxies in favor of such Nominees’ election as directors of the Company. Pursuant to the Compensation Letter Agreements, each of such Nominees has agreed to use the after-tax proceeds from such compensation to acquire securities of the Company (the “Nominee Shares”) at such time that each of such Nominees shall determine, but in any event no later than fourteen (14) days after receipt of such compensation, subject to Starboard V&O Fund’s right to waive the requirement to purchase the Nominee Shares. Pursuant to the Compensation Letter Agreements, each of such Nominees has agreed not to sell, transfer or otherwise dispose of any Nominee Shares until the earliest to occur of (i) the Company’s appointment or nomination of such Nominee as a director of the Company, (ii) the date of any agreement with the Company in furtherance of such Nominee’s nomination or appointment as a director of the Company, (iii) Starboard V&O Fund’s withdrawal of its nomination of such Nominee for election as a director of the Company, and (iv) the date of the Annual Meeting; provided, however, in the event that the Company enters into a business combination with a third party, each of such Nominees, may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

Starboard believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

According to the Company’s 2019 definitive proxy statement, the Company has determined that Mr. Kiefaber and Ms. Ogilvie qualify as independent directors under applicable rules and regulations and GCP’s independence standards. Each of Mr. Kiefaber and Ms. Ogilvie currently serve on the Compensation, Nominating & Governance and Corporate Responsibility Committees of the Board. Mr. Kiefaber also serves on the Company’s Audit Committee.

Other than as stated herein, and except for compensation received by Mr. Feld as an employee of Starboard Value LP, there are no arrangements or understandings between Starboard and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

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If Starboard is successful in obtaining stockholder approval for the election of five (5) or more of the Nominees at the Annual Meeting, then a change of control of the Board may be deemed to have occurred under certain of the Company’s material contracts.  Based on a review of the Company’s material contracts and agreements, such a change of control may trigger certain change of control provisions or payments contained therein as described below.

Pursuant to the Company’s 2016 Stock Incentive Plan (the “2016 Plan”), a change in control occurs, among other things, if individuals who are “Continuing Directors”, which term means any member of the Board who was such a member on the date on which the 2016 Plan was approved by the Compensation Committee and any successor to such a director who is approved as a nominee or elected to succeed such director by a majority of Continuing Directors who are then members of the Board, cease to constitute a majority of any class of the Board. In the event that Starboard is successful in electing five (5) or more of the Nominees at the Annual Meeting, a change of control under the 2016 Plan could be triggered. Under the 2016 Plan, a change in control would (A) accelerate the vesting of any options and stock appreciation rights outstanding, (B) provide for the lapse of all restrictions and deferral limitations of any restricted stock award and (C) during the sixty day period from and after the change of control, unless the Compensation Committee determines otherwise at the time of grant, the holder of an option shall have the right to receive cash in lieu of the payment of the purchase price for the shares of Common Stock under the option, in accordance with the procedures set forth in the 2016 Plan.

Pursuant to the Company’s Change in Control Severance Agreement (the “Severance Agreements”), entered into between the Company and its executive officers, a change in control occurs, among other things, if individuals who are “Continuing Directors”, which term means any member of the Board who was such a member on the date a Severance Agreement was entered into and any successor to such a Continuing Director who is approved as a nominee or elected to succeed such director by a majority of Continuing Directors who are then members of the Board, cease to constitute a majority of any class of the Board. In the event that Starboard is successful in electing five (5) or more of the Nominees at the Annual Meeting, a change in control under the Severance Agreements could be triggered, however, the change in control provisions under the Severance Agreements are double-trigger provisions, meaning that a change in control in and of itself does not trigger any payments or benefits under the Severance Agreements, but rather there would also need to be a qualifying termination of the affected executives or resignation for “good reason” before any additional or accelerated obligations are triggered. Specifically, under the Severance Agreements, executive officers are entitled to change in control payments and severance benefits in the event that there is a change in control of the Company and, within 24 months after the change in control, either the executive resigns for good reason or the executive experiences an involuntary termination of employment for reasons other than cause.

Pursuant to the Company’s Executive Annual Incentive Compensation Plan (the “Compensation Plan”), a change in control occurs, among other things, if individuals who are “Continuing Directors”, which term means any member of the Board who was such a member on the date a Compensation Plan was entered into and any successor to such a Continuing Director who is approved as a nominee or elected to succeed such director by a majority of Continuing Directors who are then members of the Board, cease to constitute a majority of any class of the Board. In the event that Starboard is successful in electing five (5) or more of the Nominees at the Annual Meeting, a change of control under the Compensation Plan could be triggered.  Under the Compensation Plan, a change in control would permit the Compensation Committee to take all such actions as it may determine to be necessary or appropriate including, without limitation, the modification or waiver of applicable Performance Goals, Performance Criteria, Performance Periods, or Awards, notwithstanding the terms of any initial award (as such terms are defined under the Compensation Plan).

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Pursuant to the Company’s 2015 Restricted Stock Unit Agreement (the “RSU Agreement”), a change in control occurs, among other things, if individuals who are “Continuing Directors”, which term means any member of the Board who was such a member on the date on which the RSU Agreement was approved by the Board and any successor to such a Continuing Director who is approved as a nominee or elected to succeed such director by a majority of Continuing Directors who are then members of the Board, cease to constitute a majority of any class of the Board. In the event that Starboard is successful in electing five (5) or more of the Nominees at the Annual Meeting, a change in control under the RSU Agreement could be triggered. Under the RSU Agreement, a change in control would permit the Compensation Committee, with respect to restricted share units, to (A) accelerate the vesting of any restricted share units, (B) accelerate the payment related to any restricted share units, and (C) take other action deemed by it to be appropriate and in the best interests of the Company under the circumstances.

Pursuant to the Company’s Equity and Incentive Plan, as amended and restated on February 28, 2017 (the “Equity & Incentive Plan”), a change in control occurs, among other things, if a change occurs in the composition of the Board such that persons who, as of February 28, 2017 constitute the Board (“Incumbent Directors”) cease for any reason (including with limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided, however, that any person who becomes a director of the Company subsequent to February 28, 2017 shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least fifty percent (50%) of the Incumbent Directors; provided, further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director. In the event that Starboard is successful in electing five (5) or more of the Nominees at the Annual Meeting, a change in control under the Equity & Incentive Plan could be triggered. Under the Equity & Incentive Plan, a change in control would provide for certain actions to apply, including, but not limited to (A) the payment of the participant’s annual performance bonus in full at such time and in such manner as determined by the Compensation Committee, in its sole discretion, (B) the immediate vesting in full of a participant’s stock options, stock appreciation rights and other stock-based awards and (C) the immediate vesting in a pro-rata portion of the participant’s long-term performance awards based on the procedures set forth in the Equity & Incentive Plan.

Starboard has not independently verified if the copies of the agreements publicly filed by the Company with the SEC and discussed above (collectively, the “Company Agreements”) are the same as the actual executed copies of the agreements, and the analyses above are based on our review of the Company’s public SEC filings. While we are not aware of any, there may be other agreements that may be triggered by a change in control in connection with the nomination and/or election of the Nominees. The discussion of the potential impact of the nomination is based entirely upon our review of the Company Agreements.  Notwithstanding the foregoing, Starboard would expect the Board, consistent with its fiduciary duties, to take any and all action necessary to render inapplicable any change in control provision that would be triggered by the nomination and/or election of the Nominees under the Company Agreements, as necessary and to the extent applicable and permitted.

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We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Amended and Restated By-laws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Starboard that any attempt to increase the size of the current Board or to re-classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We believe the Board will propose that stockholders ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020, which we anticipate will be discussed in further detail in the Company’s proxy statement. We also anticipate that the Company will disclose that if the selection of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will reconsider its selection of PricewaterhouseCoopers LLP for future years.

Additional information regarding this proposal should be contained in the Company’s proxy statement to be filed with the SEC.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE

COMPENSATION OF GCP’S NAMED EXECUTIVE OFFICERS

As we anticipate will be discussed in further detail in the Company’s proxy statement, under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote on a proposal to approve on an advisory (non-binding) basis, the compensation of the named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices, as we anticipate will be described in the Company’s proxy statement.

Additional information regarding this proposal should be contained in the Company’s proxy statement to be filed with the SEC.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 4

APPROVAL OF THE AMENDED RIGHTS AGREEMENT

According to the Company’s Forms DEFA14A and 8-K filed with the SEC on March 13, 2020, the Board adopted the Amendment to the Rights Agreement on March 13, 2020 and will be seeking stockholder approval of the Amendment at the Annual Meeting.

According to the Company, and as we anticipate will be discussed in further detail in the Company’s proxy statement, the Amendment extends the expiration date of the Rights Agreement to the earlier of March 14, 2023 or the close of business on the first business day following the date on which the Inspector of Election for the first annual meeting of stockholders of the Company following March 13, 2020 certifies that stockholder approval of the rights plan has not been obtained (or earlier to the extent provided in the Rights Agreement). In addition, the Amendment raises the level of beneficial ownership for a person or group to become an “Acquiring Person” (as defined in the Amended Rights Agreement) from 15% to 20% of the Company’s outstanding shares of common stock.

According to the Company, the Amended Rights Agreement is effective immediately and, if approved by stockholders at the Annual Meeting, will expire on March 14, 2023. If stockholders do not approve the Amended Rights Agreement, it will expire following the Annual Meeting.

Additional information regarding this proposal should be contained in the Company’s proxy statement to be filed with the SEC.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Starboard believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, AGAINST an advisory (non-binding) proposal concerning the Company’s executive compensation program and AGAINST the Amended Rights Agreement and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

The Board is currently composed of nine (9) directors, each with terms expiring at the Annual Meeting. We anticipate that the Board will nominate nine (9) candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees. The participants in this solicitation intend to vote the Starboard Group Shares in favor of the Nominees. Stockholders should refer to the Company’s proxy statement to be filed with the SEC for the names, backgrounds, qualifications and other information concerning the Company’s nominees.   In the event that some of the Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected.

While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Starboard Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.

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QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock as of the Record Date will be considered a quorum for the transaction of business.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections. As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, so the nine (9) nominees for director receiving the highest vote totals will be elected as directors of the Company. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Ratification of the Appointment of Accounting Firm ─ Assuming that a quorum is present, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP as GCP’s independent registered public accounting firm for fiscal year 2020. Abstentions will have the same effect as votes against the proposal.

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Advisory Vote on Executive Compensation ─ Although the vote is non-binding, assuming that a quorum is present, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote will constitute the approval, on an advisory, non-binding basis, of the compensation of GCP’s named executive officers. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of the vote.

Approval of Amended Rights Agreement ─ Assuming that a quorum is present, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote is required to approve the Amended Rights Agreement. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of the vote.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Starboard’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 62 Whittemore Avenue, Cambridge, Massachusetts 02140 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Starboard. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

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Starboard V&O Fund has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $300,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Starboard V&O Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Starboard V&O Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately 45 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Starboard. Costs of this solicitation of proxies are currently estimated to be approximately $1,300,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Starboard estimates that through the date hereof its expenses in furtherance of, or in connection with, the solicitation are approximately $700,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation. Starboard may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of Starboard are participants in this solicitation. The principal business of Starboard V&O Fund is serving as a private investment fund. Starboard V&O Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance shareholder value. Each of Starboard S LLC, a Delaware limited liability company, Starboard C LP, a Delaware limited partnership, and Starboard L Master, a Cayman Islands exempted limited partnership, has been formed for the purpose of investing in securities and engaging in all related activities and transactions. Starboard Value LP, a Delaware limited partnership, provides investment advisory and management services and acts as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master, and the Starboard Value LP Account and as the manager of Starboard S LLC. The principal business of Starboard L GP, a Delaware limited partnership, is serving as the general partner of Starboard L Master. The principal business of Starboard Value GP, a Delaware limited liability company, is providing a full range of investment advisory, pension advisory and management services and serving as the general partner of Starboard Value LP. The principal business of Principal Co, a Delaware limited partnership, is providing investment advisory and management services. Principal Co is a member of Starboard Value GP. Principal GP, a Delaware limited liability company, serves as the general partner of Principal Co. Starboard R LP, a Delaware limited partnership, serves as the general partner of Starboard C LP. Starboard R GP, a Delaware limited liability company, serves as the general partner of Starboard R LP and Starboard L GP. Messrs. Smith and Feld serve as members of Principal GP and the members of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Messrs. Smith and Feld are citizens of the United States of America.

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The address of the principal office of each of Starboard S LLC, Starboard C LP, Starboard R LP, Starboard R GP, Starboard L GP, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, and Messrs. Smith and Feld is 777 Third Avenue, 18th Floor, New York, New York 10017. The address of the principal office of Starboard V&O Fund and Starboard L Master is Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KYI-9008, Cayman Islands.

As of the date hereof, Starboard V&O Fund beneficially owns 4,201,356 shares of Common Stock. As of the date hereof, Starboard S LLC beneficially owned 635,161 shares of Common Stock. As of the date hereof, Starboard C LP beneficially owned 365,924 shares of Common Stock. As of the date hereof, Starboard L Master beneficially owned 309,732 shares of Common Stock. As of the date hereof, 1,027,827 shares of Common Stock were held in a certain account managed by Starboard Value LP (the “Starboard Value LP Account”). Starboard L GP, as the general partner of Starboard L Master, may be deemed the beneficial owner of the 309,732 shares owned by Starboard L Master. Starboard R LP, as the general partner of Starboard C LP, may be deemed the beneficial owner of the 365,924 shares owned by Starboard C LP. Starboard R GP, as the general partner of Starboard R LP and Starboard L GP, may be deemed the beneficial owner of the (i) 365,924 shares owned by Starboard C LP and (ii) 309,732 shares owned by Starboard L Master. Starboard Value LP, as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master and the Starboard Value LP Account and the manager of Starboard S LLC, may be deemed the beneficial owner of the (i) 4,201,356 shares beneficially owned by Starboard V&O Fund, (ii) 635,161 shares owned by Starboard S LLC, (iii) 365,924 shares owned by Starboard C LP, (iv) 309,732 shares owned by Starboard L Master and (v) 1,027,827 shares held in the Starboard Value LP Account. Starboard Value GP, as the general partner of Starboard Value LP, may be deemed the beneficial owner of the (i) 4,201,356 shares beneficially owned by Starboard V&O Fund, (ii) 635,161 shares owned by Starboard S LLC, (iii) 365,924 shares owned by Starboard C LP, (iv) 309,732 shares owned by Starboard L Master and (v) 1,027,827 shares held in the Starboard Value LP Account. Principal Co, as a member of Starboard Value GP, may be deemed the beneficial owner of the (i) 4,201,356 shares beneficially owned by Starboard V&O Fund, (ii) 635,161 shares owned by Starboard S LLC, (iii) 365,924 shares owned by Starboard C LP, (iv) 309,732 shares owned by Starboard L Master and (v) 1,027,827 shares held in the Starboard Value LP Account. Principal GP, as the general partner of Principal Co, may be deemed the beneficial owner of the (i) 4,201,356 shares beneficially owned by Starboard V&O Fund, (ii) 635,161 shares owned by Starboard S LLC, (iii) 365,924 shares owned by Starboard C LP, (iv) 309,732 shares owned by Starboard L Master and (v) 1,027,827 shares held in the Starboard Value LP Account. Each of Messrs. Smith and Feld, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed the beneficial owner of the (i) 4,201,356 shares beneficially owned by Starboard V&O Fund, (ii) 635,161 shares owned by Starboard S LLC, (iii) 365,924 shares owned by Starboard C LP, (iv) 309,732 shares owned by Starboard L Master and (v) 1,027,827 shares held in the Starboard Value LP Account. Messrs. Smith and Feld share voting and dispositive power with respect to the 6,540,000 shares of Common Stock beneficially owned in the aggregate by Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master and held in the Starboard Value LP Account

Each participant in this solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 6,561,182 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

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The shares of Common Stock owned directly by each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and held in the Starboard Value LP Account were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business), except as otherwise noted, as set forth in Schedule I.

As set forth in Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard Value LP through the Starboard Value LP Account previously entered into certain forward purchase contracts providing for the purchase of shares of Common Stock (the “February Forward Contracts”). Each of the February Forward Contracts had a final valuation date of February 24, 2020, however, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard Value LP through the Starboard Value LP Account had the ability to elect early settlement after serving notice to the counterparty of such intention at least two (2) scheduled trading days in advance of the desired early final valuation date. The February Forward Contracts provided for physical settlement. Until the settlement date, none of the February Forward Contracts gave Starboard V&O Fund, Starboard S LLC, Starboard C LP or Starboard Value LP voting or dispositive control over the shares of Common Stock to which such contracts related. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard Value LP through the Starboard Value LP Account exercised or sold the February Forward Contracts. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard Value LP are no longer parties to the February Forward Contracts.

As set forth in Schedule I attached hereto, Starboard Value LP through the Starboard Value LP Account previously entered into certain forward purchase contracts providing for the purchase of shares of Common Stock (the “April Forward Contracts”). Each of the April Forward Contracts had a final valuation date of April 23, 2020, however, Starboard Value LP through the Starboard Value LP Account had the ability to elect early settlement after serving notice to the counterparty of such intention at least two (2) scheduled trading days in advance of the desired early final valuation date. The April Forward Contracts provided for physical settlement. Until the settlement date, none of the April Forward Contracts gave Starboard Value LP voting or dispositive control over the shares of Common Stock to which such contracts related. Starboard Value LP through the Starboard Value LP Account exercised or sold the April Forward Contracts. Accordingly, Starboard Value LP is no longer party to the April Forward Contracts.

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Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

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STOCKHOLDER PROPOSALS

The Company has not yet publicly disclosed the deadline for stockholders to submit a proposal in order to be considered for inclusion in the Company’s proxy statement and the form of proxy for the 2021 Annual Meeting, or the deadline for any proposal that is not submitted for inclusion in the Company’s proxy statement, but is instead sought to be presented directly at the 2021 Annual Meeting. Once the Company publicly discloses these deadlines, Starboard intends to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Notwithstanding the foregoing, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement for its annual meeting of stockholders must typically be received at the principal offices of the Company not less than 120 days prior to the first anniversary of the mailing date of the proxy statement. As of the date of this Proxy Statement, the Company has not disclosed the mailing date of its proxy statement for the Annual Meeting.

A stockholder who intends to propose business, including stockholder nominations for director candidates, at the 2021 Annual Meeting, other than pursuant to Rule 14a-8 of the Exchange Act, must comply with the requirements set forth in the Bylaws. According to the Bylaws, among other things, a stockholder must give written notice to the Company of the intent to propose business for the 2021 Annual Meeting not earlier than the close of business on the 120th day prior to, and not later than the close of business on the 90th day prior to, the first anniversary of the preceding year’s annual meeting of stockholders, provided, however, if the date of the 2021 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the Annual Meeting, then notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the date of the 2021 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of the 2021 Annual Meeting or (ii) if the first public announcement of the date of the 2021 Annual Meeting is less than 100 days prior to the date of the 2021 Annual Meeting, on the 10th day following the day on which the Company first makes a public announcement of the date of the 2021 Annual Meeting. To nominate a person to serve on the Board or propose other business, a stockholder should write to: GCP Applied Technologies Inc., 62 Whittemore Avenue, Cambridge, Massachusetts 02140, Attention: Corporate Secretary.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Starboard will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the following address or phone number: 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or call toll free at +1 (888) 785-6673. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

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Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Starboard Value And Opportunity Master Fund Ltd

April 2, 2020

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

Purchase of Common Stock	6,962	08/09/2018
Purchase of Common Stock	6,962	08/09/2018
Purchase of Common Stock	72	08/09/2018
Purchase of Common Stock	72	08/09/2018
Purchase of Common Stock	5,287	08/09/2018
Purchase of Common Stock	5,286	08/09/2018
Purchase of Common Stock	57,583	08/09/2018
Purchase of Common Stock	57,583	08/09/2018
Purchase of Common Stock	74,696	08/10/2018
Purchase of Common Stock	74,697	08/10/2018
Purchase of Common Stock	25,558	08/13/2018
Purchase of Common Stock	25,558	08/13/2018
Purchase of Common Stock	10,592	08/13/2018
Purchase of Common Stock	10,592	08/13/2018
Purchase of Common Stock	3,717	08/16/2018
Purchase of Common Stock	3,717	08/16/2018
Purchase of Common Stock	36,150	08/16/2018
Purchase of Common Stock	36,150	08/16/2018
Purchase of Common Stock	50,508	08/17/2018
Purchase of Common Stock	50,508	08/17/2018
Sale of Common Stock	(36,150)	08/23/2018
Sale of Common Stock	(36,150)	08/23/2018
Purchase of Forward Contract	72,300	08/23/2018
Sale of Common Stock	(36,150)	08/24/2018
Sale of Common Stock	(36,150)	08/24/2018
Purchase of Forward Contract	72,300	08/24/2018
Sale of Common Stock	(72,300)	09/04/2018
Sale of Common Stock	(72,300)	09/04/2018
Purchase of Forward Contract	144,600	09/04/2018
Sale of Common Stock	(54,225)	09/05/2018
Sale of Common Stock	(54,225)	09/05/2018
Purchase of Common Stock	108,450	09/05/2018
Purchase of Common Stock	(72,300)	09/06/2018
Purchase of Common Stock	(72,300)	09/06/2018
Purchase of Forward Contract	144,600	09/06/2018
Purchase of Common Stock	4,399	10/15/2018
Purchase of Common Stock	4,399	10/15/2018
Purchase of Common Stock	13,526	10/15/2018
Purchase of Common Stock	13,526	10/15/2018
Purchase of Common Stock	215	10/16/2018
Purchase of Common Stock	215	10/16/2018
Purchase of Common Stock	17,710	10/16/2018
Purchase of Common Stock	17,710	10/16/2018
Purchase of Common Stock	17,925	10/17/2018
Purchase of Common Stock	17,925	10/17/2018
Purchase of Common Stock	35,850	10/18/2018
Purchase of Common Stock	35,850	10/18/2018
Purchase of Common Stock	17,925	10/18/2018
Purchase of Common Stock	17,925	10/18/2018
Purchase of Common Stock	3,585	10/19/2018
Purchase of Common Stock	3,585	10/19/2018
Purchase of Common Stock	32,265	10/19/2018
Purchase of Common Stock	32,265	10/19/2018
Purchase of Common Stock	14,340	10/22/2018
Purchase of Common Stock	14,340	10/22/2018
Purchase of Common Stock	3,585	10/22/2018
Purchase of Common Stock	3,585	10/22/2018
Purchase of Common Stock	725	10/23/2018
Purchase of Common Stock	725	10/23/2018
Purchase of Common Stock	17,200	10/23/2018
Purchase of Common Stock	17,200	10/23/2018
Purchase of Common Stock	62,738	10/24/2018
Purchase of Common Stock	62,737	10/24/2018
Purchase of Common Stock	26,887	10/25/2018
Purchase of Common Stock	26,888	10/25/2018
Purchase of Common Stock	35,850	10/26/2018
Purchase of Common Stock	35,850	10/26/2018
Purchase of Common Stock	22,586	10/29/2018
Purchase of Common Stock	22,585	10/29/2018
Purchase of Common Stock	13,264	10/30/2018
Purchase of Common Stock	13,265	10/30/2018
Purchase of Common Stock	17,925	10/31/2018
Purchase of Common Stock	17,925	10/31/2018
Sale of Common Stock	(98,418)	11/05/2018
Sale of Common Stock	(25,922)	11/05/2018
Sale of Common Stock	(19,573)	11/05/2018
Sale of Common Stock	(71,957)	11/06/2018
Sale of Common Stock	(89,947)	11/07/2018
Purchase of Common Stock	2,124	11/20/2018
Purchase of Common Stock	2,124	11/20/2018
Purchase of Common Stock	14,256	11/20/2018
Purchase of Common Stock	14,256	11/20/2018
Sale of Common Stock	(44,853)	11/26/2018
Sale of Common Stock	(41,360)	11/26/2018
Purchase of Forward Contract	86,213	11/26/2018
Sale of Common Stock	(37,223)	11/27/2018
Sale of Common Stock	(34,323)	11/27/2018
Purchase of Forward Contract	71,546	11/27/2018
Sale of Common Stock	(37,223)	11/28/2018
Sale of Common Stock	(34,323)	11/28/2018
Purchase of Forward Contract	71,546	11/28/2018
Sale of Common Stock	(37,223)	11/29/2018
Sale of Common Stock	(34,323)	11/29/2018
Purchase of Forward Contract	71,546	11/29/2018
Sale of Common Stock	(37,222)	11/30/2018
Sale of Common Stock	(34,324)	11/30/2018
Purchase of Forward Contract	71,546	11/30/2018
Sale of Common Stock	(37,223)	12/03/2018
Sale of Common Stock	(34,323)	12/03/2018
Purchase of Forward Contract	71,546	12/03/2018
Purchase of Common Stock	10,605	12/06/2018
Purchase of Common Stock	10,605	12/06/2018
Purchase of Common Stock	8,988	12/07/2018
Purchase of Common Stock	8,987	12/07/2018
Purchase of Common Stock	5,392	12/10/2018
Purchase of Common Stock	5,393	12/10/2018
Purchase of Common Stock	7,190	12/11/2018
Purchase of Common Stock	7,190	12/11/2018
Sale of Common Stock	(22,145)	12/11/2018
Sale of Common Stock	(27,825)	12/11/2018
Purchase of Forward Contract	49,970	12/11/2018
Sale of Common Stock	(10,030)	12/12/2018
Sale of Common Stock	(4,350)	12/12/2018
Purchase of Forward Contract	14,380	12/12/2018
Purchase of Common Stock	5,393	12/13/2018
Purchase of Common Stock	5,392	12/13/2018
Purchase of Common Stock	17,975	12/14/2018
Purchase of Common Stock	17,976	12/14/2018
Purchase of Common Stock	5,393	12/17/2018
Purchase of Common Stock	5,392	12/17/2018
Purchase of Common Stock	3,595	12/17/2018
Purchase of Common Stock	3,595	12/17/2018
Purchase of Common Stock	17,975	12/18/2018
Purchase of Common Stock	17,975	12/18/2018
Purchase of Common Stock	48,533	12/19/2018
Purchase of Common Stock	48,532	12/19/2018
Purchase of Common Stock	23,368	12/19/2018
Purchase of Common Stock	23,367	12/19/2018
Sale of Common Stock	(69,684)	12/19/2018
Sale of Common Stock	(2,217)	12/19/2018
Purchase of Forward Contract	71,901	12/19/2018
Purchase of Common Stock	71,899	12/20/2018
Purchase of Common Stock	71,901	12/20/2018
Sale of Common Stock	(6,475)	12/20/2018
Sale of Common Stock	(65,425)	12/20/2018
Purchase of Forward Contract	71,900	12/20/2018
Purchase of Forward Contract	100,024	12/21/2018
Purchase of Forward Contract	29,395	12/24/2018
Sale of Common Stock	(34,698)	12/26/2018
Sale of Common Stock	(37,202)	12/26/2018
Purchase of Forward Contract	71,900	12/26/2018
Purchase of Forward Contract	25,165	12/26/2018
Sale of Common Stock	(34,698)	12/27/2018
Sale of Common Stock	(37,202)	12/27/2018
Purchase of Forward Contract	71,900	12/27/2018
Purchase of Forward Contract	3,595	12/27/2018
Sale of Common Stock	(34,697)	12/28/2018
Sale of Common Stock	(37,203)	12/28/2018
Purchase of Forward Contract	71,900	12/28/2018
Sale of Common Stock	(13,879)	12/31/2018
Sale of Common Stock	(14,881)	12/31/2018
Purchase of Forward Contract	28,760	12/31/2018
Exercise of Forward Contract	79,849	01/02/2019
Disposition of Common Stock[4]	(79,849)	01/02/2019
Purchase of Common Stock	434	01/02/2019
Purchase of Common Stock	433	01/02/2019
Purchase of Common Stock	4,845	01/03/2019
Purchase of Common Stock	4,846	01/03/2019
Purchase of Common Stock	25,437	01/03/2019
Purchase of Common Stock	25,437	01/03/2019
Sale of Common Stock	(1,000)	01/07/2019
Purchase of Common Stock	1,000	01/07/2019
Purchase of Common Stock	2,435	01/15/2019
Purchase of Common Stock	2,434	01/15/2019
Purchase of Common Stock	4,236	01/15/2019
Purchase of Common Stock	4,235	01/15/2019
Purchase of Common Stock	5,811	01/16/2019
Purchase of Common Stock	5,811	01/16/2019
Purchase of Common Stock	7,837	01/16/2019
Purchase of Common Stock	7,837	01/16/2019
Purchase of Common Stock	34,126	01/17/2019
Purchase of Common Stock	34,127	01/17/2019
Purchase of Common Stock	11,530	01/22/2019
Purchase of Common Stock	11,530	01/22/2019
Purchase of Common Stock	19,028	01/23/2019
Purchase of Common Stock	19,029	01/23/2019
Purchase of Common Stock	18,309	01/24/2019
Purchase of Common Stock	18,309	01/24/2019
Purchase of Common Stock	3,335	01/28/2019
Purchase of Common Stock	3,335	01/28/2019
Purchase of Common Stock	16,675	01/30/2019
Purchase of Common Stock	16,675	01/30/2019
Purchase of Common Stock	19,710	01/31/2019
Purchase of Common Stock	19,710	01/31/2019
Purchase of Common Stock	6,460	02/01/2019
Purchase of Common Stock	31,664	02/05/2019
Purchase of Common Stock	11,696	02/06/2019
Purchase of Common Stock	89,467	02/07/2019
Purchase of Common Stock	48,450	02/08/2019
Purchase of Common Stock	34,497	02/11/2019
Purchase of Common Stock	7,655	02/12/2019
Purchase of Common Stock	7,655	02/12/2019
Purchase of Common Stock	5,440	02/13/2019
Purchase of Common Stock	5,440	02/13/2019
Purchase of Common Stock	16,150	02/13/2019
Purchase of Common Stock	16,150	02/13/2019
Purchase of Common Stock	16,150	02/14/2019
Purchase of Common Stock	16,150	02/14/2019
Purchase of Common Stock	17,590	02/14/2019
Purchase of Common Stock	17,590	02/14/2019
Purchase of Common Stock	16,150	02/15/2019
Purchase of Common Stock	16,150	02/15/2019
Exercise of Forward Contract	1,517,134	02/27/2019
Sale of Common Stock	(77,535)	02/27/2019
Sale of Common Stock	(16,855)	03/01/2019
Sale of Common Stock	(6,742)	03/04/2019
Sale of Common Stock	(16,855)	04/01/2019
Purchase of Common Stock	3,030	04/22/2019
Purchase of Common Stock	3,030	04/22/2019
Purchase of Common Stock	1,515	04/23/2019
Purchase of Common Stock	1,515	04/23/2019
Purchase of Common Stock	6,070	05/01/2019
Purchase of Common Stock	6,070	05/01/2019
Purchase of Common Stock	7,588	05/06/2019
Purchase of Common Stock	7,587	05/06/2019
Purchase of Common Stock	1,054	05/09/2019
Purchase of Common Stock	1,053	05/09/2019
Purchase of Common Stock	2,419	05/09/2019
Purchase of Common Stock	2,418	05/09/2019
Purchase of Common Stock	3,035	05/10/2019
Purchase of Common Stock	3,035	05/10/2019
Purchase of Common Stock	3,035	05/13/2019
Purchase of Common Stock	3,035	05/13/2019
Purchase of Common Stock	6,633	05/13/2019
Purchase of Common Stock	6,633	05/13/2019
Purchase of Common Stock	6,588	05/14/2019
Purchase of Common Stock	6,588	05/14/2019
Purchase of Common Stock	4,607	05/15/2019
Purchase of Common Stock	4,607	05/15/2019
Purchase of Common Stock	3,035	05/15/2019
Purchase of Common Stock	3,035	05/15/2019
Purchase of Common Stock	7,588	05/15/2019
Purchase of Common Stock	7,587	05/15/2019
Purchase of Common Stock	14,181	05/17/2019
Purchase of Common Stock	14,182	05/17/2019
Purchase of Common Stock	11,562	05/20/2019
Purchase of Common Stock	11,562	05/20/2019
Purchase of Common Stock	24,280	05/29/2019
Purchase of Common Stock	24,280	05/29/2019
Purchase of Common Stock	304	05/29/2019
Purchase of Common Stock	303	05/29/2019
Purchase of Common Stock	13,353	05/30/2019
Purchase of Common Stock	13,354	05/30/2019
Purchase of Common Stock	3,946	05/31/2019
Purchase of Common Stock	3,945	05/31/2019
Purchase of Common Stock	45,525	05/31/2019
Purchase of Common Stock	45,525	05/31/2019
Purchase of Common Stock	13,749	05/31/2019
Purchase of Common Stock	13,749	05/31/2019
Purchase of Common Stock	20,026	05/31/2019
Purchase of Common Stock	20,026	05/31/2019
Purchase of Common Stock	607	05/31/2019
Purchase of Common Stock	607	05/31/2019
Purchase of Common Stock	158,600	06/03/2019
Purchase of Common Stock	158,600	06/03/2019
Purchase of Common Stock	7,249	06/03/2019
Purchase of Common Stock	7,249	06/03/2019
Purchase of Common Stock	51,850	06/03/2019
Purchase of Common Stock	51,850	06/03/2019
Purchase of Common Stock	15,250	06/04/2019
Purchase of Common Stock	15,250	06/04/2019
Purchase of Common Stock	15,250	06/04/2019
Purchase of Common Stock	15,250	06/04/2019
Purchase of Common Stock	57,950	06/18/2019
Purchase of Common Stock	57,950	06/18/2019
Purchase of Common Stock	34,679	06/18/2019
Purchase of Common Stock	34,678	06/18/2019
Purchase of Common Stock	90,372	06/18/2019
Purchase of Common Stock	90,371	06/18/2019
Purchase of Common Stock	3,623	06/19/2019
Purchase of Common Stock	3,624	06/19/2019
Purchase of Common Stock	2,476	06/24/2019
Purchase of Common Stock	2,477	06/24/2019
Purchase of Common Stock	16,760	06/25/2019
Purchase of Common Stock	16,760	06/25/2019
Purchase of Common Stock	2,347	06/26/2019
Purchase of Common Stock	2,347	06/26/2019
Purchase of Common Stock	8,023	08/07/2019
Purchase of Common Stock	8,022	08/07/2019
Purchase of Common Stock	121	08/23/2019
Purchase of Common Stock	121	08/23/2019
Purchase of Common Stock	363	08/23/2019
Purchase of Common Stock	363	08/23/2019
Purchase of Common Stock	45,129	08/23/2019
Purchase of Common Stock	45,129	08/23/2019
Purchase of Common Stock	10,588	08/26/2019
Purchase of Common Stock	10,587	08/26/2019
Purchase of Common Stock	15,125	08/27/2019
Purchase of Common Stock	15,125	08/27/2019
Purchase of Common Stock	7,563	08/27/2019
Purchase of Common Stock	7,562	08/27/2019
Sale of Common Stock	(4,583)	09/09/2019
Sale of Common Stock	(45,654)	09/09/2019
Sale of Common Stock	(71,980)	09/09/2019
Sale of Common Stock	(25,820)	09/10/2019
Sale of Common Stock	(19,792)	09/10/2019
Sale of Common Stock	(17,626)	09/10/2019
Purchase of Common Stock	53,550	01/07/2020
Purchase of Common Stock	53,550	01/07/2020
Purchase of Common Stock	20,501	01/08/2020
Purchase of Common Stock	20,501	01/08/2020
Purchase of Common Stock	12,690	01/09/2020
Purchase of Common Stock	12,690	01/09/2020
Purchase of Common Stock	12,240	01/10/2020
Purchase of Common Stock	12,240	01/10/2020
Purchase of Common Stock	26,827	01/10/2020
Purchase of Common Stock	26,826	01/10/2020
Purchase of Common Stock	51,164	02/27/2020
Purchase of Common Stock	73,586	02/28/2020
Purchase of Common Stock	15,975	03/02/2020
Purchase of Common Stock	15,975	03/02/2020
Purchase of Common Stock	15,975	03/02/2020
Purchase of Common Stock	15,975	03/02/2020
Purchase of Common Stock	112,539	03/03/2020
Purchase of Common Stock	55,423	03/04/2020
Purchase of Common Stock	157,348	03/04/2020

4 Represents an internal transfer of shares to Starboard Value and Opportunity Master Fund L LP

I-1

STARBOARD VALUE AND OPPORTUNITY C LP

Purchase of Common Stock	1,040	08/09/2018
Purchase of Common Stock	11	08/09/2018
Purchase of Common Stock	790	08/09/2018
Purchase of Common Stock	8,602	08/09/2018
Purchase of Common Stock	11,157	08/10/2018
Purchase of Common Stock	3,818	08/13/2018
Purchase of Common Stock	1,582	08/13/2018
Purchase of Common Stock	555	08/16/2018
Purchase of Common Stock	5,400	08/16/2018
Purchase of Common Stock	7,545	08/17/2018
Sale of Common Stock	(5,400)	08/23/2018
Purchase of Forward Contract	5,400	08/23/2018
Purchase of Common Stock	(5,400)	08/24/2018
Purchase of Forward Contract	5,400	08/24/2018
Purchase of Common Stock	(10,800)	09/04/2018
Purchase of Forward Contract	10,800	09/04/2018
Purchase of Common Stock	(8,100)	09/05/2018
Purchase of Forward Contract	8,100	09/05/2018
Purchase of Common Stock	(10,800)	09/06/2018
Purchase of Forward Contract	10,800	09/06/2018
Purchase of Common Stock	675	10/15/2018
Purchase of Common Stock	2,075	10/15/2018
Purchase of Common Stock	33	10/16/2018
Purchase of Common Stock	2,717	10/16/2018
Purchase of Common Stock	2,750	10/17/2018
Purchase of Common Stock	5,500	10/18/2018
Purchase of Common Stock	2,750	10/18/2018
Purchase of Common Stock	550	10/19/2018
Purchase of Common Stock	4,950	10/19/2018
Purchase of Common Stock	2,200	10/22/2018
Purchase of Common Stock	550	10/22/2018
Purchase of Common Stock	111	10/23/2018
Purchase of Common Stock	2,639	10/23/2018
Purchase of Common Stock	9,625	10/24/2018
Purchase of Common Stock	4,125	10/25/2018
Purchase of Common Stock	5,500	10/26/2018
Purchase of Common Stock	3,465	10/29/2018
Purchase of Common Stock	2,035	10/30/2018
Purchase of Common Stock	2,750	10/31/2018
Sale of Common Stock	(7,465)	11/05/2018
Sale of Common Stock	(1,966)	11/05/2018
Sale of Common Stock	(1,485)	11/05/2018
Sale of Common Stock	(5,457)	11/06/2018
Sale of Common Stock	(6,822)	11/07/2018
Purchase of Common Stock	325	11/20/2018
Purchase of Common Stock	2,178	11/20/2018
Sale of Common Stock	(6,662)	11/26/2018
Purchase of Forward Contract	6,662	11/26/2018
Sale of Common Stock	(5,529)	11/27/2018
Purchase of Forward Contract	5,529	11/27/2018
Sale of Common Stock	(5,529)	11/28/2018
Purchase of Forward Contract	5,529	11/28/2018
Sale of Common Stock	(5,529)	11/29/2018
Purchase of Forward Contract	5,529	11/29/2018
Sale of Common Stock	(5,530)	11/30/2018
Purchase of Forward Contract	5,530	11/30/2018
Sale of Common Stock	(5,529)	12/03/2018
Purchase of Forward Contract	5,529	12/03/2018
Purchase of Common Stock	1,623	12/06/2018
Purchase of Common Stock	1,375	12/07/2018
Purchase of Common Stock	825	12/10/2018
Purchase of Common Stock	1,100	12/11/2018
Sale of Common Stock	(3,823)	12/11/2018
Purchase of Forward Contract	3,823	12/11/2018
Sale of Common Stock	(1,100)	12/12/2018
Purchase of Forward Contract	1,100	12/12/2018
Purchase of Common Stock	825	12/13/2018
Purchase of Common Stock	2,750	12/14/2018
Purchase of Common Stock	825	12/17/2018
Purchase of Common Stock	550	12/17/2018
Purchase of Common Stock	2,750	12/18/2018
Purchase of Common Stock	7,425	12/19/2018
Purchase of Common Stock	3,575	12/19/2018
Sale of Common Stock	(5,500)	12/19/2018
Purchase of Forward Contract	5,500	12/19/2018
Purchase of Common Stock	11,000	12/20/2018
Sale of Common Stock	(5,500)	12/20/2018
Purchase of Forward Contract	5,500	12/20/2018
Purchase of Forward Contract	7,652	12/21/2018
Purchase of Forward Contract	2,249	12/24/2018
Purchase of Forward Contract	5,500	12/26/2018
Purchase of Forward Contract	1,925	12/26/2018
Sale of Common Stock	(5,500)	12/26/2018
Sale of Common Stock	(5,500)	12/27/2018
Purchase of Forward Contract	5,500	12/27/2018
Purchase of Forward Contract	275	12/27/2018
Sale of Common Stock	(5,500)	12/28/2018
Purchase of Forward Contract	5,500	12/28/2018
Sale of Common Stock	(2,200)	12/31/2018
Purchase of Forward Contract	2,200	12/31/2018
Purchase of Common Stock	74	01/02/2019
Purchase of Common Stock	828	01/03/2019
Purchase of Common Stock	4,348	01/03/2019
Purchase of Common Stock	416	01/15/2019
Purchase of Common Stock	724	01/15/2019
Purchase of Common Stock	993	01/16/2019
Purchase of Common Stock	1,340	01/16/2019
Purchase of Common Stock	5,833	01/17/2019
Purchase of Common Stock	1,971	01/22/2019
Purchase of Common Stock	3,252	01/23/2019
Purchase of Common Stock	3,129	01/24/2019
Purchase of Common Stock	570	01/28/2019
Purchase of Common Stock	2,850	01/30/2019
Purchase of Common Stock	3,369	01/31/2019
Purchase of Common Stock	560	02/01/2019
Purchase of Common Stock	2,745	02/05/2019
Purchase of Common Stock	1,014	02/06/2019
Purchase of Common Stock	7,756	02/07/2019
Purchase of Common Stock	4,200	02/08/2019
Purchase of Common Stock	2,990	02/11/2019
Purchase of Common Stock	1,327	02/12/2019
Purchase of Common Stock	943	02/13/2019
Purchase of Common Stock	2,800	02/13/2019
Purchase of Common Stock	2,800	02/14/2019
Purchase of Common Stock	3,050	02/14/2019
Purchase of Common Stock	2,800	02/15/2019
Exercise of Forward Contract	121,532	02/27/2019
Sale of Common Stock	(6,362)	02/27/2019
Sale of Common Stock	(1,383)	03/01/2019
Sale of Common Stock	(553)	03/04/2019
Sale of Common Stock	(1,383)	04/01/2019
Purchase of Common Stock	570	04/22/2019
Purchase of Common Stock	285	04/23/2019
Purchase of Common Stock	1,120	05/01/2019
Purchase of Common Stock	1,400	05/06/2019
Purchase of Common Stock	194	05/09/2019
Purchase of Common Stock	446	05/09/2019
Purchase of Common Stock	560	05/10/2019
Purchase of Common Stock	560	05/13/2019
Purchase of Common Stock	1,224	05/13/2019
Purchase of Common Stock	1,215	05/14/2019
Purchase of Common Stock	850	05/15/2019
Purchase of Common Stock	560	05/15/2019
Purchase of Common Stock	1,400	05/15/2019
Purchase of Common Stock	2,617	05/17/2019
Purchase of Common Stock	2,133	05/20/2019
Purchase of Common Stock	4,480	05/29/2019
Purchase of Common Stock	56	05/29/2019
Purchase of Common Stock	2,464	05/30/2019
Purchase of Common Stock	728	05/31/2019
Purchase of Common Stock	8,400	05/31/2019
Purchase of Common Stock	2,537	05/31/2019
Purchase of Common Stock	3,695	05/31/2019
Purchase of Common Stock	112	05/31/2019
Purchase of Common Stock	29,640	06/03/2019
Purchase of Common Stock	1,355	06/03/2019
Purchase of Common Stock	9,690	06/03/2019
Purchase of Common Stock	2,850	06/04/2019
Purchase of Common Stock	2,850	06/04/2019
Purchase of Common Stock	10,830	06/18/2019
Purchase of Common Stock	6,481	06/18/2019
Purchase of Common Stock	16,889	06/18/2019
Purchase of Common Stock	677	06/19/2019
Purchase of Common Stock	463	06/24/2019
Purchase of Common Stock	3,132	06/25/2019
Purchase of Common Stock	438	06/26/2019
Purchase of Common Stock	1,511	08/07/2019
Purchase of Common Stock	23	08/23/2019
Purchase of Common Stock	68	08/23/2019
Purchase of Common Stock	8,504	08/23/2019
Purchase of Common Stock	1,995	08/26/2019
Purchase of Common Stock	2,850	08/27/2019
Purchase of Common Stock	1,425	08/27/2019
Sale of Common Stock	(397)	09/09/2019
Sale of Common Stock	(3,956)	09/09/2019
Sale of Common Stock	(6,238)	09/09/2019
Sale of Common Stock	(2,238)	09/10/2019
Sale of Common Stock	(1,715)	09/10/2019
Sale of Common Stock	(1,527)	09/10/2019
Purchase of Common Stock	10,150	01/07/2020
Purchase of Common Stock	3,886	01/08/2020
Purchase of Common Stock	2,405	01/09/2020
Purchase of Common Stock	2,320	01/10/2020
Purchase of Common Stock	5,085	01/10/2020
Purchase of Common Stock	4,445	02/27/2020
Purchase of Common Stock	6,394	02/28/2020

Purchase of Common Stock	2,750	03/02/2020
Purchase of Common Stock	2,750	03/02/2020
Purchase of Common Stock	9,686	03/03/2020
Purchase of Common Stock	4,771	03/04/2020
Purchase of Common Stock	13,543	03/04/2020

I-2

STARBOARD VALUE AND OPPORTUNITY S LLC

Purchase of Common Stock	1,810	08/09/2018
Purchase of Common Stock	19	08/09/2018
Purchase of Common Stock	1,375	08/09/2018
Purchase of Common Stock	14,973	08/09/2018
Purchase of Common Stock	19,423	08/10/2018
Purchase of Common Stock	6,646	08/13/2018
Purchase of Common Stock	2,754	08/13/2018
Purchase of Common Stock	966	08/16/2018
Purchase of Common Stock	9,400	08/16/2018
Purchase of Common Stock	13,134	08/17/2018
Sale of Common Stock	(9,400)	08/23/2018
Purchase of Forward Contract	9,400	08/23/2018
Sale of Common Stock	(9,400)	08/24/2018
Purchase of Forward Contract	9,400	08/24/2018
Sale of Common Stock	(18,800)	09/04/2018
Purchase of Forward Contract	18,800	09/04/2018
Sale of Common Stock	(14,100)	09/05/2018
Purchase of Forward Contract	14,100	09/05/2018
Sale of Common Stock	(18,800)	09/06/2018
Purchase of Forward Contract	18,800	09/06/2018
Purchase of Common Stock	1,178	10/15/2018
Purchase of Common Stock	3,622	10/15/2018
Purchase of Common Stock	58	10/16/2018
Purchase of Common Stock	4,742	10/16/2018
Purchase of Common Stock	4,800	10/17/2018
Purchase of Common Stock	9,600	10/18/2018
Purchase of Common Stock	4,800	10/18/2018
Purchase of Common Stock	960	10/19/2018
Purchase of Common Stock	8,640	10/19/2018
Purchase of Common Stock	3,840	10/22/2018
Purchase of Common Stock	960	10/22/2018
Purchase of Common Stock	194	10/23/2018
Purchase of Common Stock	4,606	10/23/2018
Purchase of Common Stock	16,800	10/24/2018
Purchase of Common Stock	7,200	10/25/2018
Purchase of Common Stock	9,600	10/26/2018
Purchase of Common Stock	6,048	10/29/2018
Purchase of Common Stock	3,552	10/30/2018
Purchase of Common Stock	4,800	10/31/2018
Sale of Common Stock	(13,013)	11/05/2018
Sale of Common Stock	(3,427)	11/05/2018
Sale of Common Stock	(2,588)	11/05/2018
Sale of Common Stock	(9,515)	11/06/2018
Sale of Common Stock	(11,892)	11/07/2018
Purchase of Common Stock	566	11/20/2018
Purchase of Common Stock	3,802	11/20/2018
Sale of Common Stock	(11,639)	11/26/2018
Purchase of Forward Contract	11,639	11/26/2018
Sale of Common Stock	(9,659)	11/27/2018
Purchase of Forward Contract	9,659	11/27/2018
Sale of Common Stock	(9,659)	11/28/2018
Purchase of Forward Contract	9,659	11/28/2018
Sale of Common Stock	(9,659)	11/29/2018
Purchase of Forward Contract	9,659	11/29/2018
Sale of Common Stock	(9,658)	11/30/2018
Purchase of Forward Contract	9,658	11/30/2018
Sale of Common Stock	(9,659)	12/03/2018
Purchase of Forward Contract	9,659	12/03/2018
Purchase of Common Stock	2,861	12/06/2018
Purchase of Common Stock	2,425	12/07/2018
Purchase of Common Stock	1,455	12/10/2018
Purchase of Common Stock	1,940	12/11/2018
Sale of Common Stock	(6,741)	12/11/2018
Purchase of Forward Contract	6,741	12/11/2018
Sale of Common Stock	(1,940)	12/12/2018
Purchase of Forward Contract	1,940	12/12/2018
Purchase of Common Stock	1,455	12/13/2018
Purchase of Common Stock	4,850	12/14/2018
Purchase of Common Stock	1,455	12/17/2018
Purchase of Common Stock	970	12/17/2018
Purchase of Common Stock	4,850	12/18/2018
Purchase of Common Stock	13,095	12/19/2018
Purchase of Common Stock	6,305	12/19/2018
Sale of Common Stock	(9,700)	12/19/2018
Purchase of Forward Contract	9,700	12/19/2018
Purchase of Common Stock	19,400	12/20/2018
Sale of Common Stock	(9,700)	12/20/2018
Purchase of Forward Contract	9,700	12/20/2018
Purchase of Forward Contract	13,494	12/21/2018
Purchase of Forward Contract	3,966	12/24/2018
Sale of Common Stock	(9,700)	12/26/2018
Purchase of Forward Contract	9,700	12/26/2018
Purchase of Forward Contract	3,395	12/26/2018
Sale of Common Stock	(9,700)	12/27/2018
Purchase of Forward Contract	9,700	12/27/2018
Purchase of Forward Contract	485	12/27/2018
Sale of Common Stock	(9,700)	12/28/2018
Purchase of Forward Contract	9,700	12/28/2018
Sale of Common Stock	(3,880)	12/31/2018
Purchase of Forward Contract	3,880	12/31/2018
Purchase of Common Stock	130	01/02/2019
Purchase of Common Stock	1,453	01/03/2019
Purchase of Common Stock	7,627	01/03/2019
Purchase of Common Stock	730	01/15/2019
Purchase of Common Stock	1,270	01/15/2019
Purchase of Common Stock	1,742	01/16/2019
Purchase of Common Stock	2,350	01/16/2019
Purchase of Common Stock	10,233	01/17/2019
Purchase of Common Stock	3,457	01/22/2019
Purchase of Common Stock	5,706	01/23/2019
Purchase of Common Stock	5,490	01/24/2019
Purchase of Common Stock	1,000	01/28/2019
Purchase of Common Stock	5,000	01/30/2019
Purchase of Common Stock	5,910	01/31/2019
Purchase of Common Stock	970	02/01/2019
Purchase of Common Stock	4,755	02/05/2019
Purchase of Common Stock	1,756	02/06/2019
Purchase of Common Stock	13,434	02/07/2019
Purchase of Common Stock	7,275	02/08/2019
Purchase of Common Stock	5,180	02/11/2019
Purchase of Common Stock	2,299	02/12/2019
Purchase of Common Stock	1,633	02/13/2019
Purchase of Common Stock	4,850	02/13/2019
Purchase of Common Stock	4,850	02/14/2019
Purchase of Common Stock	5,283	02/14/2019
Purchase of Common Stock	4,850	02/15/2019
Exercise of Forward Contract	212,834	02/27/2019
Sale of Common Stock	(11,122)	02/27/2019
Sale of Common Stock	(2,418)	03/01/2019
Sale of Common Stock	(967)	03/04/2019
Sale of Common Stock	(2,418)	04/01/2019
Purchase of Common Stock	990	04/22/2019
Purchase of Common Stock	495	04/23/2019
Purchase of Common Stock	1,960	05/01/2019
Purchase of Common Stock	2,450	05/06/2019
Purchase of Common Stock	340	05/09/2019
Purchase of Common Stock	781	05/09/2019
Purchase of Common Stock	980	05/10/2019
Purchase of Common Stock	980	05/13/2019
Purchase of Common Stock	2,142	05/13/2019
Purchase of Common Stock	2,127	05/14/2019
Purchase of Common Stock	1,487	05/15/2019
Purchase of Common Stock	980	05/15/2019
Purchase of Common Stock	2,450	05/15/2019
Purchase of Common Stock	4,579	05/17/2019
Purchase of Common Stock	3,733	05/20/2019
Purchase of Common Stock	7,840	05/29/2019
Purchase of Common Stock	98	05/29/2019
Purchase of Common Stock	4,313	05/30/2019
Purchase of Common Stock	1,274	05/31/2019
Purchase of Common Stock	14,700	05/31/2019
Purchase of Common Stock	4,439	05/31/2019
Purchase of Common Stock	6,467	05/31/2019
Purchase of Common Stock	196	05/31/2019
Purchase of Common Stock	50,960	06/03/2019
Purchase of Common Stock	2,329	06/03/2019
Purchase of Common Stock	16,660	06/03/2019
Purchase of Common Stock	4,900	06/04/2019
Purchase of Common Stock	4,900	06/04/2019
Purchase of Common Stock	18,620	06/18/2019
Purchase of Common Stock	11,143	06/18/2019
Purchase of Common Stock	29,037	06/18/2019
Purchase of Common Stock	1,164	06/19/2019
Purchase of Common Stock	796	06/24/2019
Purchase of Common Stock	5,385	06/25/2019
Purchase of Common Stock	754	06/26/2019
Purchase of Common Stock	2,625	08/07/2019
Purchase of Common Stock	40	08/23/2019
Purchase of Common Stock	119	08/23/2019
Purchase of Common Stock	14,769	08/23/2019
Purchase of Common Stock	3,465	08/26/2019
Purchase of Common Stock	4,950	08/27/2019
Purchase of Common Stock	2,475	08/27/2019
Sale of Common Stock	(691)	09/09/2019
Sale of Common Stock	(6,884)	09/09/2019
Sale of Common Stock	(10,853)	09/09/2019
Sale of Common Stock	(3,893)	09/10/2019
Sale of Common Stock	(2,985)	09/10/2019
Sale of Common Stock	(2,658)	09/10/2019
Purchase of Common Stock	17,500	01/07/2020
Purchase of Common Stock	6,700	01/08/2020
Purchase of Common Stock	4,147	01/09/2020
Purchase of Common Stock	4,000	01/10/2020
Purchase of Common Stock	8,767	01/10/2020
Purchase of Common Stock	7,679	02/27/2020
Purchase of Common Stock	11,043	02/28/2020
Purchase of Common Stock	4,700	03/02/2020
Purchase of Common Stock	4,700	03/02/2020
Purchase of Common Stock	16,555	03/03/2020
Purchase of Common Stock	8,153	03/04/2020
Purchase of Common Stock	23,147	03/04/2020

I-3

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

Acquisition of Common Stock[5]	79,849	01/02/2019
Purchase of Common Stock	60	01/02/2019
Purchase of Common Stock	668	01/03/2019
Purchase of Common Stock	3,508	01/03/2019
Purchase of Common Stock	336	01/15/2019
Purchase of Common Stock	584	01/15/2019
Purchase of Common Stock	801	01/16/2019
Purchase of Common Stock	1,081	01/16/2019
Purchase of Common Stock	4,707	01/17/2019
Purchase of Common Stock	1,591	01/22/2019
Purchase of Common Stock	2,625	01/23/2019
Purchase of Common Stock	2,526	01/24/2019
Purchase of Common Stock	460	01/28/2019
Purchase of Common Stock	2,300	01/30/2019
Purchase of Common Stock	2,718	01/31/2019
Purchase of Common Stock	520	02/01/2019
Purchase of Common Stock	2,549	02/05/2019
Purchase of Common Stock	941	02/06/2019
Purchase of Common Stock	7,202	02/07/2019
Purchase of Common Stock	3,900	02/08/2019
Purchase of Common Stock	2,777	02/11/2019
Purchase of Common Stock	1,233	02/12/2019
Purchase of Common Stock	876	02/13/2019
Purchase of Common Stock	2,600	02/13/2019
Purchase of Common Stock	2,600	02/14/2019
Purchase of Common Stock	2,832	02/14/2019
Purchase of Common Stock	2,600	02/15/2019
Sale of Common Stock	(4,643)	02/27/2019
Sale of Common Stock	(1,009)	03/01/2019
Sale of Common Stock	(404)	03/04/2019
Sale of Common Stock	(1,009)	04/01/2019
Purchase of Common Stock	530	04/22/2019
Purchase of Common Stock	265	04/23/2019
Purchase of Common Stock	1,080	05/01/2019
Purchase of Common Stock	1,350	05/06/2019
Purchase of Common Stock	188	05/09/2019
Purchase of Common Stock	430	05/09/2019
Purchase of Common Stock	540	05/10/2019
Purchase of Common Stock	540	05/13/2019
Purchase of Common Stock	1,180	05/13/2019
Purchase of Common Stock	1,172	05/14/2019
Purchase of Common Stock	820	05/15/2019
Purchase of Common Stock	540	05/15/2019
Purchase of Common Stock	1,350	05/15/2019
Purchase of Common Stock	2,523	05/17/2019
Purchase of Common Stock	2,057	05/20/2019
Purchase of Common Stock	4,320	05/29/2019
Purchase of Common Stock	54	05/29/2019
Purchase of Common Stock	2,376	05/30/2019
Purchase of Common Stock	702	05/31/2019
Purchase of Common Stock	8,100	05/31/2019
Purchase of Common Stock	2,446	05/31/2019
Purchase of Common Stock	3,563	05/31/2019
Purchase of Common Stock	108	05/31/2019
Purchase of Common Stock	27,560	06/03/2019
Purchase of Common Stock	1,259	06/03/2019
Purchase of Common Stock	9,010	06/03/2019
Purchase of Common Stock	2,650	06/04/2019
Purchase of Common Stock	2,650	06/04/2019
Purchase of Common Stock	10,070	06/18/2019
Purchase of Common Stock	6,026	06/18/2019
Purchase of Common Stock	15,704	06/18/2019
Purchase of Common Stock	630	06/19/2019
Purchase of Common Stock	430	06/24/2019
Purchase of Common Stock	2,912	06/25/2019
Purchase of Common Stock	408	06/26/2019
Purchase of Common Stock	1,432	08/07/2019
Purchase of Common Stock	21	08/23/2019
Purchase of Common Stock	65	08/23/2019
Purchase of Common Stock	8,056	08/23/2019
Purchase of Common Stock	1,890	08/26/2019
Purchase of Common Stock	2,700	08/27/2019
Purchase of Common Stock	1,350	08/27/2019
Sale of Common Stock	(327)	09/09/2019
Sale of Common Stock	(3,258)	09/09/2019
Sale of Common Stock	(5,137)	09/09/2019
Sale of Common Stock	(1,843)	09/10/2019
Sale of Common Stock	(1,413)	09/10/2019
Sale of Common Stock	(1,258)	09/10/2019
Purchase of Common Stock	9,800	01/07/2020
Purchase of Common Stock	3,752	01/08/2020
Purchase of Common Stock	2,322	01/09/2020
Purchase of Common Stock	2,240	01/10/2020
Purchase of Common Stock	4,909	01/10/2020
Purchase of Common Stock	4,284	02/27/2020
Purchase of Common Stock	6,161	02/28/2020
Purchase of Common Stock	2,550	03/02/2020
Purchase of Common Stock	2,550	03/02/2020
Purchase of Common Stock	8,982	03/03/2020
Purchase of Common Stock	4,424	03/04/2020
Purchase of Common Stock	12,558	03/04/2020

5 Represents an internal transfer of shares to Starboard Value and Opportunity Master Fund L LP

I-4

STARBOARD VALUE LP

(Through the Starboard Value LP Account)

Purchase of Common Stock	2,485	08/09/2018
Purchase of Common Stock	26	08/09/2018
Purchase of Common Stock	1,886	08/09/2018
Purchase of Common Stock	20,548	08/09/2018
Purchase of Common Stock	26,655	08/10/2018
Purchase of Common Stock	9,120	08/13/2018
Purchase of Common Stock	3,780	08/13/2018
Purchase of Common Stock	1,326	08/16/2018
Purchase of Common Stock	12,900	08/16/2018
Purchase of Common Stock	18,024	08/17/2018
Sale of Common Stock	(12,900)	08/23/2018
Purchase of Forward Contract	12,900	08/23/2018
Sale of Common Stock	(12,900)	08/24/2018
Purchase of Forward Contract	12,900	08/24/2018
Sale of Common Stock	(25,800)	09/04/2018
Purchase of Forward Contract	25,800	09/04/2018
Sale of Common Stock	(19,350)	09/05/2018
Purchase of Forward Contract	19,350	09/05/2018
Sale of Common Stock	(25,800)	09/06/2018
Purchase of Forward Contract	25,800	09/06/2018
Purchase of Common Stock	1,620	10/15/2018
Purchase of Common Stock	4,980	10/15/2018
Purchase of Common Stock	79	10/16/2018
Purchase of Common Stock	6,521	10/16/2018
Purchase of Common Stock	6,600	10/17/2018
Purchase of Common Stock	13,200	10/18/2018
Purchase of Common Stock	6,600	10/18/2018
Purchase of Common Stock	1,320	10/19/2018
Purchase of Common Stock	11,880	10/19/2018
Purchase of Common Stock	5,280	10/22/2018
Purchase of Common Stock	1,320	10/22/2018
Purchase of Common Stock	267	10/23/2018
Purchase of Common Stock	6,333	10/23/2018
Purchase of Forward Contract	96,750	10/23/2018
Sale of Forward Contract	(96,750)	10/23/2018
Purchase of Common Stock	23,100	10/24/2018
Purchase of Common Stock	9,900	10/25/2018
Purchase of Common Stock	13,200	10/26/2018
Purchase of Common Stock	8,316	10/29/2018
Purchase of Common Stock	4,884	10/30/2018
Purchase of Common Stock	6,600	10/31/2018
Sale of Common Stock	(17,878)	11/05/2018
Sale of Common Stock	(4,709)	11/05/2018
Sale of Common Stock	(3,556)	11/05/2018
Sale of Common Stock	(13,071)	11/06/2018
Sale of Common Stock	(16,339)	11/07/2018
Purchase of Common Stock	761	11/20/2018
Purchase of Common Stock	5,108	11/20/2018
Sale of Common Stock	(15,986)	11/26/2018
Purchase of Forward Contract	15,986	11/26/2018
Sale of Common Stock	(13,266)	11/27/2018
Purchase of Forward Contract	13,266	11/27/2018
Sale of Common Stock	(13,266)	11/28/2018
Purchase of Forward Contract	13,266	11/28/2018
Sale of Common Stock	(13,266)	11/29/2018
Purchase of Forward Contract	13,266	11/29/2018
Sale of Common Stock	(13,266)	11/30/2018
Purchase of Forward Contract	13,266	11/30/2018
Sale of Common Stock	(13,266)	12/03/2018
Purchase of Common Stock	13,266	12/03/2018
Purchase of Common Stock	3,806	12/06/2018
Purchase of Common Stock	3,225	12/07/2018
Purchase of Common Stock	1,935	12/10/2018
Purchase of Common Stock	2,580	12/11/2018
Sale of Common Stock	(8,966)	12/11/2018
Purchase of Forward Contract	8,966	12/11/2018
Sale of Common Stock	(2,580)	12/12/2018
Purchase of Forward Contract	2,580	12/12/2018
Purchase of Common Stock	1,935	12/13/2018
Purchase of Common Stock	6,449	12/14/2018
Purchase of Common Stock	1,935	12/17/2018
Purchase of Common Stock	1,290	12/17/2018
Purchase of Common Stock	6,450	12/18/2018
Purchase of Common Stock	17,415	12/19/2018
Purchase of Common Stock	8,385	12/19/2018
Sale of Common Stock	(12,899)	12/19/2018
Purchase of Forward Contract	12,899	12/19/2018
Purchase of Common Stock	25,800	12/20/2018
Sale of Common Stock	(12,900)	12/20/2018
Purchase of Forward Contract	12,900	12/20/2018
Purchase of Forward Contract	17,946	12/21/2018
Purchase of Forward Contract	5,274	12/24/2018
Sale of Common Stock	(12,900)	12/26/2018
Purchase of Forward Contract	12,900	12/26/2018
Purchase of Forward Contract	4,515	12/26/2018
Sale of Common Stock	(12,900)	12/27/2018
Purchase of Forward Contract	12,900	12/27/2018
Purchase of Forward Contract	645	12/27/2018
Sale of Common Stock	(12,900)	12/28/2018
Purchase of Forward Contract	12,900	12/28/2018
Sale of Common Stock	(5,160)	12/31/2018
Purchase of Forward Contract	5,160	12/31/2018
Purchase of Common Stock	169	01/02/2019
Purchase of Common Stock	1,889	01/03/2019
Purchase of Common Stock	9,915	01/03/2019
Purchase of Common Stock	949	01/15/2019
Purchase of Common Stock	1,651	01/15/2019
Purchase of Common Stock	2,265	01/16/2019
Purchase of Common Stock	3,055	01/16/2019
Purchase of Common Stock	13,303	01/17/2019
Purchase of Common Stock	4,495	01/22/2019
Purchase of Common Stock	7,417	01/23/2019
Purchase of Common Stock	7,137	01/24/2019
Purchase of Common Stock	1,300	01/28/2019
Purchase of Common Stock	6,500	01/30/2019
Purchase of Common Stock	7,683	01/31/2019
Purchase of Common Stock	1,490	02/01/2019
Purchase of Common Stock	7,303	02/05/2019
Purchase of Common Stock	2,698	02/06/2019
Purchase of Common Stock	20,635	02/07/2019
Purchase of Common Stock	11,175	02/08/2019
Purchase of Common Stock	7,957	02/11/2019
Purchase of Common Stock	3,531	02/12/2019
Purchase of Common Stock	2,509	02/13/2019
Purchase of Common Stock	7,450	02/13/2019
Purchase of Common Stock	7,450	02/14/2019
Purchase of Common Stock	8,114	02/14/2019
Purchase of Common Stock	7,450	02/15/2019
Exercise of Forward Contract	288,651	02/27/2019
Sale of Common Stock	(15,338)	02/27/2019
Sale of Common Stock	(3,335)	03/01/2019
Sale of Common Stock	(1,334)	03/04/2019
Sale of Common Stock	(3,335)	04/01/2019
Purchase of Common Stock	1,850	04/22/2019
Purchase of Common Stock	925	04/23/2019
Purchase of Common Stock	3,700	05/01/2019
Purchase of Common Stock	4,625	05/06/2019
Purchase of Common Stock	642	05/09/2019
Purchase of Common Stock	1,474	05/09/2019
Purchase of Common Stock	1,850	05/10/2019
Purchase of Common Stock	1,850	05/13/2019
Purchase of Common Stock	4,044	05/13/2019
Purchase of Common Stock	4,015	05/14/2019
Purchase of Common Stock	2,808	05/15/2019
Purchase of Common Stock	1,850	05/15/2019
Purchase of Common Stock	4,625	05/15/2019
Purchase of Common Stock	8,644	05/17/2019
Purchase of Common Stock	7,048	05/20/2019
Purchase of Common Stock	14,800	05/29/2019
Purchase of Common Stock	185	05/29/2019
Purchase of Common Stock	8,140	05/30/2019
Purchase of Common Stock	2,405	05/31/2019
Purchase of Common Stock	27,750	05/31/2019
Purchase of Common Stock	8,380	05/31/2019
Purchase of Common Stock	12,207	05/31/2019
Purchase of Common Stock	370	05/31/2019
Purchase of Common Stock	94,640	06/03/2019
Purchase of Common Stock	4,325	06/03/2019
Purchase of Common Stock	30,940	06/03/2019
Purchase of Common Stock	9,100	06/04/2019
Purchase of Common Stock	9,100	06/04/2019
Purchase of Common Stock	34,580	06/18/2019
Purchase of Common Stock	20,693	06/18/2019
Purchase of Common Stock	53,927	06/18/2019
Purchase of Common Stock	2,162	06/19/2019
Purchase of Common Stock	1,478	06/24/2019
Purchase of Common Stock	10,001	06/25/2019
Purchase of Common Stock	1,400	06/26/2019
Purchase of Common Stock	4,906	08/07/2019
Purchase of Common Stock	74	08/23/2019
Purchase of Common Stock	222	08/23/2019
Purchase of Common Stock	27,600	08/23/2019
Purchase of Common Stock	6,475	08/26/2019
Purchase of Common Stock	9,250	08/27/2019
Purchase of Common Stock	9,250	08/27/2019
Purchase of Common Stock	4,625	08/27/2019
Sale of Common Stock	(1,102)	09/09/2019
Sale of Common Stock	(10,974)	09/09/2019
Sale of Common Stock	(17,303)	09/09/2019
Sale of Common Stock	(6,206)	09/10/2019
Sale of Common Stock	(4,758)	09/10/2019
Sale of Common Stock	(4,237)	09/10/2019
Purchase of Common Stock	30,450	01/07/2020
Purchase of Common Stock	11,658	01/08/2020
Purchase of Common Stock	7,216	01/09/2020
Purchase of Common Stock	6,960	01/10/2020
Purchase of Common Stock	15,254	01/10/2020
Purchase of Common Stock	13,256	02/27/2020
Purchase of Common Stock	19,065	02/28/2020
Purchase of Common Stock	8,050	03/02/2020
Purchase of Common Stock	8,050	03/02/2020
Purchase of Common Stock	28,355	03/03/2020
Purchase of Common Stock	13,964	03/04/2020
Purchase of Common Stock	39,645	03/04/2020

I-5

KEVIN W. BROWN

Purchase of Common Stock	815	02/08/2019
Purchase of Common Stock	1,000	01/16/2020
Purchase of Common Stock	1,000	01/30/2020

Janet P. Giesselman

Purchase of Common Stock	730	02/04/2020

CLAY H. KIEFABER

Purchase of Common Stock	750[6]	02/22/2019
Receipt of Common Stock[7]	466	03/12/2019
Receipt of Common Stock[8]	3,917	05/01/2019

MARRAN H. OGILVIE

Purchase of Common Stock	581	02/05/2019
Purchase of Common Stock	393	02/05/2019
Receipt of Common Stock[7]	466	03/12/2019
Receipt of Common Stock[8]	3,917	05/01/2019

ANDREW M. ROSS

Purchase of Common Stock	300	08/08/2018
Purchase of Common Stock	2,700	08/13/2018
Purchase of Common Stock	1,000	08/21/2018
Purchase of Common Stock	700	02/15/2019
Purchase of Common Stock	750	02/04/2020

Linda J. Welty

Purchase of Common Stock	697	02/03/2020

Robert H. Yanker

Purchase of Common Stock	1,000	01/24/2020

6 Shares are held in The Clay Huston Kiefaber Trust of which Mr. Kiefaber is the sole trustee.

7 Issued pursuant to the Company’s non- employee director compensation program. Represents pro- rata payments of 2018 retainer.

8 Issued pursuant to the Company’s non- employee director compensation program. Represents pro- rata payments of 2019 retainer.

I-6

SCHEDULE II

Stock Ownership of Certain Beneficial Owners and Management

As of the date of this Proxy Statement, the Company has not yet filed its proxy statement for the Annual Meeting with the SEC. Once the Company files its proxy statement, we intend to supplement this Proxy Statement and file revised definitive materials with the SEC to include information regarding persons who beneficially own more than 5% of the shares of Common Stock of the Company and the ownership of shares of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s proxy statement.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Starboard your proxy FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed WHITE proxy card;
•	DATING the enclosed WHITE proxy card; and
•	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

WHITE PROXY CARD

GCP Applied Technologies Inc.

2020 Annual Meeting OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF GCP Applied Technologies Inc.
IS NOT SOLICITING THIS PROXY

P         R         O         X         Y

The undersigned appoints Jeffrey C. Smith and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of GCP Applied Technologies Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2020 Annual Meeting of Stockholders of the Company to be held on such date, and at such time and place, to be determined by the Company (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Starboard’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

STARBOARD STRONGLY RECOMMENDS THAT Stockholders VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. STARBOARD MAKES NO RECOMMENADTION WITH RESPECT TO PROPOSALS 2, 3 AND 4.

1.	Starboard’s proposal to elect Kevin W. Brown, Peter A. Feld, Janet P. Giesselman, Clay H. Kiefaber, Marran H. Ogilvie, Andrew M. Ross, Linda J. Welty and Robert H. Yanker as directors of the Company.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Kevin W. Brown Peter A. Feld Janet P. Giesselman Clay H. Kiefaber Marran H. Ogilvie Andrew M. Ross Linda J. Welty Robert H. Yanker	[ ]	[ ]	[ ] ________________ ________________ ________________ ________________ ________________ ________________ ________________

Starboard does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Starboard has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

STARBOARD INTENDS TO USE THIS PROXY TO VOTE “FOR ALL NOMINEES”, WHICH INCLUDES MESSRS. Brown, Feld, Kiefaber, Ross and Yanker and MSES. Giesselman, Ogilvie and Welty.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

WHITE PROXY CARD

2. Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Company’s proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Company’s proposal to approve the amendment to the Company’s Rights Agreement.

☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.